EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended September 30, 2014

INDEX

Page
Investor Information	2
2014 Business Developments	3 - 5
Common Shares Data	6
Financial Highlights	7
Funds From Operations	8 - 9
Funds Available for Distribution	10
Net Income / EBITDA (Consolidated and by Segment)	11 - 16
EBITDA by Segment and Region	17
Consolidated Balance Sheets	18
Capital Structure	19
Debt Analysis	20 - 22
Unconsolidated Joint Ventures	23 - 25
Square Footage	26
Top 30 Tenants	27
Lease Expirations	28 - 30
Leasing Activity	31 - 32
Occupancy, Same Store EBITDA and Residential Statistics	33
Capital Expenditures	34 - 38
Development Costs and Construction in Progress	39
Property Table	40 - 57

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2013.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, as amended, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Key Employees:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	Executive Vice President - Co-Head of Acquisitions and Capital Markets
David R. Greenbaum	President - New York Division
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Robert Minutoli	Executive Vice President - Retail Division
Mitchell N. Schear	President - Vornado / Charles E. Smith Washington, DC Division
Wendy Silverstein	Executive Vice President - Co-Head of Acquisitions and Capital Markets
Stephen W. Theriot	Chief Financial Officer
Jeffrey S. Olson	Chief Executive Officer of Vornado's Retail Spinoff Urban Edge Properties

RESEARCH COVERAGE - EQUITY

James Feldman / Scott Freitag	Michael Knott / John Bejjani	John W. Guinee / Erin T. Aslakson
Bank of America / Merrill Lynch	Green Street Advisors, Inc.	Stifel Nicolaus & Company
646-855-5808 / 646-855-3197	949-640-8780 / 949-640-8780	443-224-1307 / 443-224-1350

Ross Smotrich / Charles Croson	Steve Sakwa / Gabriel Hilmoe	Michael Lewis
Barclays Capital	ISI Group	SunTrust Robinson Humphrey
212-526-2306 / 212-526-7146	212-446-9462 / 212-446-9459	212-319-5659

Michael Bilerman / Emmanuel Korchman	Anthony Paolone	Ross T. Nussbaum / Nick Yulico
Citigroup Global Markets	JP Morgan	UBS
212-816-1383 / 212-816-1382	212-622-6682	212-713-2484 / 212-713-3402

Vincent Chao / Venkat Kommineni	Vance H. Edelson
Deutsche Bank	Morgan Stanley
212-250-6799 / 212-250-6090	212-761-0078

Brad K. Burke	Alexander Goldfarb / Andrew Schaffer
Goldman Sachs	Sandler O'Neill & Partners
917-343-2082	212-466-7937 / 212-466-8062

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	Credit Sights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Danish Agboatwala	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-2573	212-902-7885

Thomas Cook	Mark Streeter
Citigroup Global Markets	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2014 BUSINESS DEVELOPMENTS

Retail Spinoff

On April 11, 2014, we announced a plan to spin off our shopping center business, consisting of 80 strip centers, four malls and a warehouse park adjacent to our East Hanover strip center, into a new publicly traded REIT, Urban Edge Properties (“UE”), formerly Vornado Spinco.  The spin-off is expected to be effectuated through a pro rata distribution of UE’s common shares to Vornado common shareholders and Vornado Realty L.P. common unitholders, and is intended to be treated as tax-free for U.S. federal income tax purposes.  We expect the spin-off to be completed by the end of 2014, subject to certain conditions, including the Securities and Exchange Commission (“SEC”) declaring UE’s Form 10 registration statement effective, filing and approval of UE’s listing application with the NYSE, receipt of third party consents, and formal approval and declaration of the distribution by Vornado’s Board of Trustees.  Vornado may, at any time and for any reason until the proposed transaction is complete, abandon the separation or modify or change its terms.  Vornado will retain, for disposition in the near term, 20 small retail assets which do not fit UE’s strategy, and the Springfield Town Center, which is under contract for disposition.

Acquisitions

Since January 1, 2014, we have completed the following acquisitions:

•         On June 26, 2014, we invested an additional $22,700,000 to increase our ownership in One Park Avenue to 55.0% from 46.5% through a joint venture with an institutional investor, who increased his ownership interest to 45.0%.  The transaction was based on a property value of $560,000,000. The property is encumbered by a $250,000,000 interest-only mortgage loan that bears interest at 4.995% and matures in March 2016.

•         On July 23, 2014, a joint venture in which we are a 50.1% partner entered into a 99-year ground lease for 61 Ninth Avenue located on the Southwest corner of Ninth Avenue and 15th Street in Manhattan.  The venture’s current plans are to construct an office building, with retail at the base, of approximately 130,000 square feet.  Total development costs are currently estimated to be approximately $125,000,000.

•         On August 1, 2014, we acquired the land under our 715 Lexington Avenue retail property located on the Southeast corner of 58th Street and Lexington Avenue in Manhattan, for $63,000,000.

•         On October 28, 2014, we completed the purchase of the St. Regis Fifth Avenue retail for $700,000,000.  We own approximately 75% of the joint venture which owns the property.  The acquisition will be used in a like-kind exchange for income tax purposes for the sale of 1740 Broadway.

2014 BUSINESS DEVELOPMENTS

Dispositions

Since January 1, 2014, we have sold or entered into agreements to sell the following:

•         On February 24, 2014, we completed the sale of Broadway Mall in Hicksville, Long Island, New York for $94,000,000.  The sale resulted in net proceeds of $92,174,000 after closing costs.

•         On March 2, 2014, we entered into an agreement to transfer upon completion, the redeveloped Springfield Town Center, a 1,350,000 square foot mall located in Springfield, Fairfax County, Virginia, to Pennsylvania Real Estate Investment Trust (NYSE: PEI) (“PREIT”) in exchange for $465,000,000 comprised of $340,000,000 of cash and $125,000,000 of PREIT operating partnership units.  In connection therewith, we recorded a non-cash impairment loss of $20,000,000 in the first quarter of 2014, which is included in “impairment losses, acquisition and transaction related costs” on our consolidated statements of income. The redevelopment was completed in October 2014 and the closing will be no later than March 31, 2015.

•         On July 8, 2014, we completed the sale of Beverly Connection, a 335,000 square foot power shopping center in Los Angeles, California, for $260,000,000, of which $239,000,000 was cash and $21,000,000 was 10-year mezzanine seller financing. The sale resulted in a net gain of approximately $44,155,000, which was recognized in the third quarter of 2014.

•         During the third quarter of 2014, we sold two of the 20 strip shopping centers which do not fit UE’s strategy, in separate transactions, for an aggregate of $15,000,000 in cash, which resulted in a net gain aggregating $13,641,000.

•         On October 31, 2014, we entered into an agreement to sell 1740 Broadway, a 601,000 square foot office building in Manhattan for approximately $605,000,000.  The sale will result in net proceeds of approximately $585,000,000, after closing costs, and result in a financial statement gain of approximately $443,000,000.  The tax gain will be approximately $483,000,000, which will be deferred in like-kind exchanges, primarily for the St. Regis Fifth Avenue retail.  The sale is subject to customary closing conditions and is expected to be completed in the fourth quarter of 2014.

Financing Activities

Since January 1, 2014, we have executed the following capital market transactions:

•         On January 31, 2014, we completed a $600,000,000 loan secured by our 220 Central Park South development site.  The loan bears interest at LIBOR plus 2.75% (2.90% at September 30, 2014) and matures in January 2016, with three one-year extension options.

•         On April 16, 2014, we completed a $350,000,000 refinancing of 909 Third Avenue, a 1.3 million square foot Manhattan office building.  The seven-year interest only loan bears interest at 3.91% and matures in May 2021.  We realized net proceeds of approximately $145,000,000 after defeasing the existing 5.64%, $193,000,000 mortgage, defeasance cost and other closing costs.

•         On June 16, 2014, we completed a green bond public offering of $450,000,000 2.50% senior unsecured notes due June 30, 2019.  The notes were sold at 99.619% of their face amount to yield 2.581%.

•         On July 16, 2014, we completed a $130,000,000 financing of Las Catalinas, a 494,000 square foot mall located in the San Juan area of Puerto Rico. The 10-year fixed rate loan bears interest at 4.43% and matures in August 2024. The loan amortizes based on a 30-year schedule beginning in year six.

2014 BUSINESS DEVELOPMENTS

Financing Activities - continued

•         On August 12, 2014, we completed a $185,000,000 financing of the Universal buildings, a 690,000 square foot, two-building office complex located in Washington, DC. The loan bears interest at LIBOR plus 1.90% (2.06% at September 30, 2014) and matures in August 2019 with two one-year extension options. The loan amortizes based on a 30-year schedule beginning in the fourth year.

•         On August 26, 2014, we obtained a standby commitment for up to $500,000,000 of five-year mezzanine loan financing to fund a portion of the development expenditures at 220 Central Park South.

•         On September 30, 2014, we extended one of our two $1.25 billion unsecured revolving credit facilities from November 2015 to November 2018 with two six-month extension options.  The interest rate on the extended facility was lowered from LIBOR plus 125 basis points to LIBOR plus 105 basis points and the facility fee was reduced from 25 to 20 points.

•         On October 1, 2014, we redeemed all of the $445,000,000 principal amount of our outstanding 7.875% senior unsecured notes, which were scheduled to mature on October 1, 2039, at a redemption price of 100% of the principal amount plus accrued interest to the redemption date.  In the fourth quarter of 2014, we will write off $12,532,000 of unamortized deferred financing costs, which will be included as a component of “interest and debt expense” on our consolidated statements of income.

•         On October 27, 2014, we completed a $140,000,000 financing of 655 Fifth Avenue, a 57,500 square foot retail and office property.  The loan is interest only at LIBOR plus 1.40% and matures in October 2019 with two one-year extension options.

Vornado Capital Partners Real Estate Fund (the “Fund”)

•         On June 26, 2014, the Fund sold its 64.7% interest in One Park Avenue to a newly formed joint venture that we and an institutional investor own 55% and 45%, respectively.  This transaction was based on a property value of $560,000,000.  From the inception of this investment through its disposition, the Fund realized a $75,529,000 net gain.

•         On August 21, 2014, the Fund and its 50% joint venture partner completed the sale of The Shops at Georgetown Park, a 305,000 square foot retail property, for $272,500,000. From the inception of this investment through its disposition, the Fund realized a $51,124,000 net gain.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013

High Price	$109.12	$109.01	$100.02	$91.91
Low Price	$99.26	$96.93	$87.82	$82.73
Closing Price - end of quarter	$99.96	$106.73	$98.56	$88.79

Annualized Dividend per share	$2.92	$2.92	$2.92	$2.92

Annualized Dividend Yield - on Closing Price	2.9%	2.7%	3.0%	3.3%

Outstanding shares, Class A units and convertible preferred units
as converted, excluding stock options (in thousands)	199,721	199,652	199,583	199,245

Closing market value of outstanding shares, Class A units and
convertible preferred units as converted, excluding stock options	$20.0 Billion	$21.3 Billion	$19.7 Billion	$17.7 Billion

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), FFO as adjusted for comparability, and Funds Available for Distribution ("FAD"). A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2014	2013	2014	2014	2013
Total revenues	$670,909	$668,989	$666,418	$1,997,702	$2,058,525

Net income attributable to common shareholders	$131,159	$83,005	$76,642	$270,150	$460,921
Per common share:
Basic	$0.70	$0.44	$0.41	$1.44	$2.47
Diluted	$0.69	$0.44	$0.41	$1.43	$2.46

FFO as adjusted for comparability	$248,186	$231,897	$271,674	$750,408	$683,341
Per diluted share	$1.31	$1.23	$1.44	$3.98	$3.64

FFO	$217,362	$210,627	$216,547	$684,247	$647,767
FFO - Operating Partnership Basis ("OP Basis")	$230,783	$223,693	$229,933	$726,610	$687,790
Per diluted share	$1.15	$1.12	$1.15	$3.63	$3.45

FAD	$164,078	$166,177	$195,663	$515,008	$476,860
Per diluted share	$0.87	$0.88	$1.04	$2.73	$2.54

Dividends per common share	$0.73	$0.73	$0.73	$2.19	$2.19

FFO payout ratio (based on FFO as adjusted for comparability)	55.7%	59.4%	50.7%	55.0%	60.2%
FAD payout ratio	83.9%	83.0%	70.2%	80.2%	86.2%

Weighted average shares used in determining FFO per diluted share - REIT basis	188,812	187,771	188,659	188,592	187,679
Convertible units:
Class A	10,651	10,630	10,705	10,655	10,626
D-13	446	556	453	471	567
G1-G4	84	99	80	86	101
Equity awards - unit equivalents	477	363	424	464	302
Weighted average shares used in determining FFO per diluted share - OP Basis	200,470	199,419	200,321	200,268	199,275

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2014	2013	2014	2014	2013
Reconciliation of our net income to FFO:
Net income attributable to Vornado	$151,524	$103,374	$97,008	$331,249	$524,490
Depreciation and amortization of real property	123,578	117,901	121,402	387,549	377,142
Net gains on sale of real estate	(57,796)	(16,087)	-	(57,796)	(284,081)
Real estate impairment losses	-	720	-	20,842	4,727
Proportionate share of adjustments to equity in net income of
Toys, to arrive at FFO:
Depreciation and amortization of real property	1,350	16,430	8,814	21,579	53,235
Net gains on sale of real estate	(760)	-	-	(760)	-
Real estate impairment losses	-	1,826	-	-	6,096
Income tax effect of above adjustments	(207)	(6,390)	(3,085)	(7,287)	(20,766)
Proportionate share of adjustments to equity in net income of partially owned entities, excluding Toys, to arrive at FFO:
Depreciation and amortization of real property	25,254	20,931	21,312	71,837	62,247
Net gains on sale of real estate	-	-	-	-	(465)
Noncontrolling interests' share of above adjustments	(5,240)	(7,736)	(8,561)	(21,916)	(11,343)
FFO	237,703	230,969	236,890	745,297	711,282
Preferred share dividends	(20,365)	(20,369)	(20,366)	(61,099)	(62,439)
Preferred unit and share redemptions	-	-	-	-	(1,130)
FFO attributable to common shareholders	217,338	210,600	216,524	684,198	647,713
Convertible preferred share dividends	24	27	23	49	54
FFO attributable to common shareholders plus assumed conversions	217,362	210,627	216,547	684,247	647,767
Add back of income allocated to noncontrolling interests of the
Operating Partnership	13,421	13,066	13,386	42,363	40,023
FFO - OP Basis (1)	$230,783	$223,693	$229,933	$726,610	$687,790
FFO per diluted share (1)	$1.15	$1.12	$1.15	$3.63	$3.45

(1) FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gain from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flows as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF FFO TO FFO AS ADJUSTED FOR COMPARABILITY
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Nine Months Ended
		September 30,		June 30,	September 30,
		2014	2013	2014	2014	2013
FFO attributable to common shareholders plus assumed
conversions	(A)	$217,362	$210,627	$216,547	$684,247	$647,767
Per diluted share		$1.15	$1.12	$1.15	$3.63	$3.45
Items that affect comparability income (expense):
Toys Negative FFO (including impairment losses of $75,196,and $78,542
	in the nine months ended September 30, 2014 and 2013, respectively)	(18,035)	(22,343)	(51,862)	(60,630)	(30,747)
Impairment loss and loan loss reserve on investment in Suffolk Downs		(10,263)	-	-	(10,263)	-
Acquisition and transaction related costs		(7,105)	(2,818)	(4,083)	(12,972)	(6,769)
Net gain on sale of residential condominiums, and a land parcel
in the nine months ended September 30, 2014		2,665	134	905	13,205	1,139
FFO from discontinued operations, including LNR in the nine months ended
September 30, 2014		335	7,169	2,094	6,316	42,179
Losses from the disposition of investment in J.C. Penney		-	(38,126)	-	-	(127,888)
Net gain on sale of marketable securities		-	31,741	-	-	31,741
Defeasance cost in connection with the refinancing of 909 Third Avenue		-	-	(5,589)	(5,589)	-
Stop & Shop litigation settlement income		-	-	-	-	59,599
The Mart reduction-in-force and severance costs		-	-	-	-	(4,154)
Preferred unit and share redemptions		-	-	-	-	(1,130)
Other, net		(324)	1,377	-	(324)	(1,742)
		(32,727)	(22,866)	(58,535)	(70,257)	(37,772)
Noncontrolling interests' share of above adjustments		1,903	1,596	3,408	4,096	2,198
Items that affect comparability, net	(B)	$(30,824)	$(21,270)	$(55,127)	$(66,161)	$(35,574)
Per diluted share		$(0.16)	$(0.11)	$(0.29)	$(0.35)	$(0.19)

FFO attributable to common shareholders plus assumed conversions,
as adjusted for comparability	(A-B)	$248,186	$231,897	$271,674	$750,408	$683,341
Per diluted share		$1.31	$1.23	$1.44	$3.98	$3.64

RECONCILIATION OF FFO TO FAD (1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Nine Months Ended
		September 30,		June 30,	September 30,
		2014	2013	2014	2014	2013

FFO attributable to common shareholders plus assumed conversions	(A)	$217,362	$210,627	$216,547	$684,247	$647,767

Adjustments to arrive at FAD:
Items that affect comparability per page 9, excluding FFO attributable to
discontinued operations		(33,062)	(30,035)	(60,629)	(76,573)	(80,142)
Recurring tenant improvements, leasing commissions and other capital expenditures		73,405	63,523	55,921	201,826	200,136
Straight-line rentals		23,554	15,777	20,109	56,726	46,888
Amortization of acquired below-market leases, net		9,181	10,164	9,624	29,629	34,618
Stock-based compensation expense		(8,315)	(9,201)	(9,051)	(28,389)	(25,796)
Amortization of debt issuance costs		(7,292)	(4,952)	(8,127)	(20,231)	(15,084)
Non real estate depreciation		(1,514)	(1,748)	(3,044)	(6,133)	(5,996)
Carried interest and our share of net unrealized gains from Real Estate Fund		617	3,359	17,372	22,862	26,843
Noncontrolling interests' share of above adjustments		(3,290)	(2,437)	(1,291)	(10,478)	(10,560)
	(B)	53,284	44,450	20,884	169,239	170,907

FAD(1)	(A-B)	$164,078	$166,177	$195,663	$515,008	$476,860

FAD per diluted share		$0.87	$0.88	$1.04	$2.73	$2.54
FAD payout ratio (2)		83.9%	83.0%	70.2%	80.2%	86.2%

(1) FAD is defined as FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2) FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	September 30,			June 30,
	2014	2013	Inc (Dec)	2014
Property rentals	$504,575	$494,511	$10,064	$509,404
Straight-line rent adjustments	23,554	15,777	7,777	20,109
Amortization of acquired below-market leases, net	10,039	11,145	(1,106)	10,480
Total rentals	538,168	521,433	16,735	539,993
Tenant expense reimbursements	86,330	81,814	4,516	76,145
Cleveland Medical Mart development project	-	4,893	(4,893)	-
Fee and other income:
BMS cleaning fees	22,467	15,898	6,569	22,195
Signage revenue	7,698	8,738	(1,040)	8,873
Management and leasing fees	4,662	7,977	(3,315)	6,151
Lease termination fees	3,764	20,344	(16,580)	4,545
Other income	7,820	7,892	(72)	8,516
Total revenues	670,909	668,989	1,920	666,418
Operating expenses	268,450	261,776	6,674	261,159
Depreciation and amortization	130,208	122,119	8,089	129,017
General and administrative	44,547	44,186	361	44,568
Cleveland Medical Mart development project	-	3,239	(3,239)	-
Impairment losses, acquisition and transaction related costs	7,105	2,818	4,287	4,083
Total expenses	450,310	434,138	16,172	438,827
Operating income	220,599	234,851	(14,252)	227,591
Loss applicable to Toys	(18,418)	(34,209)	15,791	(57,591)
(Loss) income from partially owned entities	(7,245)	1,453	(8,698)	3,849
Income from Real Estate Fund	24,160	22,913	1,247	100,110
Interest and other investment income (loss), net	7,602	(10,275)	17,877	9,435
Interest and debt expense	(115,120)	(119,676)	4,556	(117,051)
Net gain on disposition of wholly owned and partially owned assets	2,665	15,138	(12,473)	905
Income before income taxes	114,243	110,195	4,048	167,248
Income tax expense	(3,177)	(2,222)	(955)	(3,599)
Income from continuing operations	111,066	107,973	3,093	163,649
Income from discontinued operations	58,131	24,278	33,853	2,038
Net income	169,197	132,251	36,946	165,687
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(9,685)	(23,833)	14,148	(63,975)
Operating Partnership	(7,975)	(5,032)	(2,943)	(4,691)
Preferred unit distributions of the Operating Partnership	(13)	(12)	(1)	(13)
Net income attributable to Vornado	151,524	103,374	48,150	97,008
Interest and debt expense	160,252	183,116	(22,864)	179,520
Depreciation and amortization	160,270	172,756	(12,486)	173,443
Income tax expense (benefit)	2,232	(20,292)	22,524	(574)
EBITDA	$474,278	$438,954	$35,324	$449,397

Capitalized leasing and development payroll	$4,703	$3,967	$736	$5,362
Capitalized interest	$16,335	$10,532	$5,803	$16,560

(1) EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization." Management considers EBITDA a supplemental non-GAAP financial measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

CONSOLIDATED NET INCOME / EBITDA
(unaudited and in thousands)
	Nine Months Ended September 30,
	2014	2013	Inc (Dec)
Property rentals	$1,517,193	$1,503,828	$13,365
Straight-line rent adjustments	56,726	46,888	9,838
Amortization of acquired below-market leases, net	32,201	38,322	(6,121)
Total rentals	1,606,120	1,589,038	17,082
Tenant expense reimbursements	248,964	229,938	19,026
Cleveland Medical Mart development project	-	34,026	(34,026)
Fee and other income:
BMS cleaning fees	63,618	49,071	14,547
Signage revenue	25,889	23,566	2,323
Management and leasing fees	17,027	19,661	(2,634)
Lease termination fees	12,102	87,353	(75,251)
Other income	23,982	25,872	(1,890)
Total revenues	1,997,702	2,058,525	(60,823)
Operating expenses	802,505	785,992	16,513
Depreciation and amortization	406,868	394,579	12,289
General and administrative	141,273	145,871	(4,598)
Cleveland Medical Mart development project	-	29,764	(29,764)
Impairment losses, acquisition and transaction related costs	32,972	6,769	26,203
Total expenses	1,383,618	1,362,975	20,643
Operating income	614,084	695,550	(81,466)
Loss applicable to Toys	(74,162)	(69,311)	(4,851)
(Loss) income from partially owned entities	(3,264)	23,691	(26,955)
Income from Real Estate Fund	142,418	73,947	68,471
Interest and other investment income (loss), net	28,930	(32,935)	61,865
Interest and debt expense	(341,613)	(360,679)	19,066
Net gain (loss) on disposition of wholly owned and partially owned assets	13,205	(20,581)	33,786
Income before income taxes	379,598	309,682	69,916
Income tax expense	(8,358)	(6,172)	(2,186)
Income from continuing operations	371,240	303,510	67,730
Income from discontinued operations	61,800	299,989	(238,189)
Net income	433,040	603,499	(170,459)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(85,239)	(50,049)	(35,190)
Operating Partnership	(16,514)	(27,814)	11,300
Preferred unit distributions of the Operating Partnership	(38)	(1,146)	1,108
Net income attributable to Vornado	331,249	524,490	(193,241)
Interest and debt expense	510,724	551,357	(40,633)
Depreciation and amortization	530,052	549,072	(19,020)
Income tax expense	21,489	18,101	3,388
EBITDA	$1,393,514	$1,643,020	$(249,506)

Capitalized leasing and development payroll	$14,551	$13,216	$1,335
Capitalized interest	$46,517	$28,024	$18,493

EBITDA BY SEGMENT
(unaudited and in thousands)

	Three Months Ended September 30, 2014
						Retail
	Total	New York		Washington, DC		Properties		Toys	Other
Property rentals	$504,575	$283,870		$110,866		$59,345		$-	$50,494
Straight-line rent adjustments	23,554	12,496		2,771		1,071		-	7,216
Amortization of acquired below-market leases, net	10,039	6,438		455		2,071		-	1,075
Total rentals	538,168	302,804		114,092		62,487		-	58,785
Tenant expense reimbursements	86,330	51,566		9,901		18,875		-	5,988
Fee and other income:
BMS cleaning fees	22,467	27,266		-		-		-	(4,799)
Signage revenue	7,698	7,698		-		-		-	-
Management and leasing fees	4,662	1,407		3,064		396		-	(205)
Lease termination fees	3,764	3,021		207		464		-	72
Other income	7,820	817		6,277		220		-	506
Total revenues	670,909	394,579		133,541		82,442		-	60,347
Operating expenses	268,450	170,579		49,309		25,863		-	22,699
Depreciation and amortization	130,208	64,749		32,612		14,440		-	18,407
General and administrative	44,547	7,986		6,454		4,163		-	25,944
Impairment losses, acquisition and transaction related costs	7,105	-		-		-		-	7,105
Total expenses	450,310	243,314		88,375		44,466		-	74,155
Operating income (loss)	220,599	151,265		45,166		37,976		-	(13,808)
Loss applicable to Toys	(18,418)	-		-		-		(18,418)	-
(Loss) income from partially owned entities	(7,245)	5,810		(1,411)		371		-	(12,015)
Income from Real Estate Fund	24,160	-		-		-		-	24,160
Interest and other investment income, net	7,602	1,859		15		9		-	5,719
Interest and debt expense	(115,120)	(43,061)		(18,685)		(10,056)		-	(43,318)
Net gain on disposition of wholly owned and
partially owned assets	2,665	-		-		-		-	2,665
Income (loss) before income taxes	114,243	115,873		25,085		28,300		(18,418)	(36,597)
Income tax expense	(3,177)	(802)		(130)		(525)		-	(1,720)
Income (loss) from continuing operations	111,066	115,071		24,955		27,775		(18,418)	(38,317)
Income from discontinued operations	58,131	-		-		57,499		-	632
Net income (loss)	169,197	115,071		24,955		85,274		(18,418)	(37,685)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(9,685)	(2,690)		-		(76)		-	(6,919)
Operating Partnership	(7,975)	-		-		-		-	(7,975)
Preferred unit distributions of the Operating Partnership	(13)	-		-		-		-	(13)
Net income (loss) attributable to Vornado	151,524	112,381		24,955		85,198		(18,418)	(52,592)
Interest and debt expense	160,252	58,010		22,208		11,205		22,471	46,358
Depreciation and amortization	160,270	79,446		36,411		15,256		9,923	19,234
Income tax expense (benefit)	2,232	746		145		525		(1,536)	2,352
EBITDA for the three months ended September 30, 2014	$474,278	$250,583		$83,719		$112,184		$12,440	$15,352

EBITDA for the three months ended September 30, 2013	$438,954	$251,030		$86,942		$74,581		$13,712	$12,689

EBITDA as adjusted for comparability - OP basis:
For the three months ended September 30, 2014	$426,398	$250,583	(1)	$83,719	(2)	$54,685	(3)	$-	$37,411	(4)
For the three months ended September 30, 2013	$415,135	$248,548	(1)	$86,942	(2)	$53,089	(3)	$-	$26,556	(4)

See notes on pages 15 and 16.

EBITDA BY SEGMENT
(unaudited and in thousands)

	Nine Months Ended September 30, 2014
						Retail
	Total	New York		Washington, DC		Properties		Toys	Other
Property rentals	$1,517,193	$841,011		$334,536		$177,747		$-	$163,899
Straight-line rent adjustments	56,726	31,506		4,026		1,891		-	19,303
Amortization of acquired below-market leases, net	32,201	21,107		1,391		6,261		-	3,442
Total rentals	1,606,120	893,624		339,953		185,899		-	186,644
Tenant expense reimbursements	248,964	137,362		31,429		65,269		-	14,904
Fee and other income:
BMS cleaning fees	63,618	78,148		-		-		-	(14,530)
Signage revenue	25,889	25,889		-		-		-	-
Management and leasing fees	17,027	7,283		9,079		1,168		-	(503)
Lease termination fees	12,102	6,440		3,952		680		-	1,030
Other income	23,982	2,649		19,232		607		-	1,494
Total revenues	1,997,702	1,151,395		403,645		253,623		-	189,039
Operating expenses	802,505	491,740		148,607		88,569		-	73,589
Depreciation and amortization	406,868	201,961		96,219		52,447		-	56,241
General and administrative	141,273	22,424		20,473		12,929		-	85,447
Impairment losses, acquisition and transaction related costs	32,972	-		-		20,000		-	12,972
Total expenses	1,383,618	716,125		265,299		173,945		-	228,249
Operating income (loss)	614,084	435,270		138,346		79,678		-	(39,210)
Loss applicable to Toys	(74,162)	-		-		-		(74,162)	-
(Loss) income from partially owned entities	(3,264)	16,372		(4,925)		1,250		-	(15,961)
Income from Real Estate Fund	142,418	-		-		-		-	142,418
Interest and other investment income, net	28,930	4,979		93		26		-	23,832
Interest and debt expense	(341,613)	(134,970)		(56,692)		(28,565)		-	(121,386)
Net gain on disposition of wholly owned and
partially owned assets	13,205	-		-		-		-	13,205
Income (loss) before income taxes	379,598	321,651		76,822		52,389		(74,162)	2,898
Income tax expense	(8,358)	(2,997)		(46)		(1,575)		-	(3,740)
Income (loss) from continuing operations	371,240	318,654		76,776		50,814		(74,162)	(842)
Income from discontinued operations	61,800	-		-		60,993		-	807
Net income (loss)	433,040	318,654		76,776		111,807		(74,162)	(35)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(85,239)	(7,203)		-		(114)		-	(77,922)
Operating Partnership	(16,514)	-		-		-		-	(16,514)
Preferred unit distributions of the Operating Partnership	(38)	-		-		-		-	(38)
Net income (loss) attributable to Vornado	331,249	311,451		76,776		111,693		(74,162)	(94,509)
Interest and debt expense	510,724	180,150		67,469		31,989		100,549	130,567
Depreciation and amortization	530,052	241,040		108,367		56,387		64,533	59,725
Income tax expense	21,489	3,069		88		1,575		12,106	4,651
EBITDA for the nine months ended September 30, 2014	$1,393,514	$735,710		$252,700		$201,644		$103,026	$100,434

EBITDA for the nine months ended September 30, 2013	$1,643,020	$704,290		$257,964		$515,313		$164,727	$726

EBITDA as adjusted for comparability - OP basis:
For the nine months ended September 30, 2014	$1,273,800	$735,710	(1)	$252,700	(2)	$159,181	(3)	$-	$126,209	(4)
For the nine months ended September 30, 2013	$1,223,420	$696,768	(1)	$257,964	(2)	$153,459	(3)	$-	$115,229	(4)

See notes on the following pages.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA as adjusted for comparability are summarized below.

			Three Months Ended September 30,		Nine Months Ended September 30,
			2014	2013	2014	2013
		Office (including BMS EBITDA of $6,267, $5,292, $17,812 and $15,124, respectively)(a)	$159,568	$169,999	$480,280	$469,642
		Retail	71,327	59,668	205,469	177,079
		Alexander's	10,387	10,387	31,088	31,141
		Hotel Pennsylvania	9,301	8,494	18,873	18,906
		Total New York	$250,583	$248,548	$735,710	$696,768

	(a)

The three months ended September 30, 2014 and 2013, includes $2,140 and $12,029, respectively, of lease termination income, net. The nine months ended September 30, 3014 and 2013, includes $4,543 and $17,373, respectivley, of lease termination income, net.

(2)	The elements of "Washington, DC" EBITDA as adjusted for comparability are summarized below.

			Three Months Ended September 30,		Nine Months Ended September 30,
			2014	2013	2014	2013
		Office, excluding the Skyline Properties	$65,904	$69,220	$200,218	$202,463
		Skyline properties	7,698	6,841	21,270	22,546
		Total Office	73,602	76,061	221,488	225,009
		Residential	10,117	10,881	31,212	32,955
		Total Washington, DC	$83,719	$86,942	$252,700	$257,964

(3)	The elements of "Retail Properties" EBITDA as adjusted for comparability are summarized below.

			Three Months Ended September 30,		Nine Months Ended September 30,
			2014	2013	2014	2013
		Strip shopping centers	$39,446	$39,823	$116,020	$111,543
		Regional malls	15,239	13,266	43,161	41,916
		Total Retail properties	$54,685	$53,089	$159,181	$153,459

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(4)	The elements of "other" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended September 30,		Nine Months Ended September 30,
		2014	2013	2014	2013
	Our share of Real Estate Fund:
	Income before net realized/unrealized gains	$2,059	$2,086	$6,676	$5,737
	Net realized gains on exited investments	12,896	2,046	31,663	2,046
	Previously recorded unrealized gains on exited investments	(12,397)	-	(12,579)	-
	Net unrealized gains on held investments	4,583	3,092	13,805	14,869
	Carried interest	8,431	267	21,636	11,974
	Total	15,572	7,491	61,201	34,626
	The Mart and trade shows	18,865	14,925	60,406	54,232
	555 California Street	11,994	10,720	35,566	32,371
	India real estate ventures	2,651	695	4,574	4,708
	Other investments	4,618	5,084	13,650	21,193
		53,700	38,915	175,397	147,130
	Corporate general and administrative expenses(a)	(22,948)	(23,467)	(71,952)	(71,054)
	Investment income and other, net(a)	6,659	11,108	22,764	39,153
	Total Other	$37,411	$26,556	$126,209	$115,229

	(a)

The amounts in these captions (for this table only) exclude income / expense from the mark-to-market of our deferred compensation plan of $1,352 and $269 for the three months ended September 30, 2014 and 2013, respectively, and $8,132 and $6,207 for the nine months ended September 30, 2014 and 2013, respectively.

EBITDA BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, by operating segment and by geographic region (excluding discontinued operations, other gains and losses that affect comparability and our Toys and Other Segments).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Segment
New York	64%	64%	64%	63%
Washington, DC	22%	22%	22%	23%
Retail Properties	14%	14%	14%	14%
	100%	100%	100%	100%

Region
New York City metropolitan area	75%	74%	74%	73%
Washington, DC / Northern Virginia metropolitan area	22%	23%	23%	24%
Puerto Rico	1%	1%	2%	2%
Other geographies	2%	2%	1%	1%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	September 30,	December 31,	(Decrease)
	2014	2013	Increase
ASSETS
Real estate, at cost:
Land	$4,137,278	$4,066,837	$70,441
Buildings and improvements	12,609,463	12,466,244	143,219
Development costs and construction in progress	1,680,202	1,353,103	327,099
Leasehold improvements and equipment	128,982	132,483	(3,501)
Total	18,555,925	18,018,667	537,258
Less accumulated depreciation and amortization	(3,613,098)	(3,372,207)	(240,891)
Real estate, net	14,942,827	14,646,460	296,367
Cash and cash equivalents	1,683,142	583,290	1,099,852
Restricted cash	160,848	262,440	(101,592)
Marketable securities	184,154	191,917	(7,763)
Tenant and other receivables, net	118,636	115,862	2,774
Investments in partially owned entities	1,268,066	1,166,443	101,623
Investment in Toys	-	83,224	(83,224)
Real Estate Fund investments	495,392	667,710	(172,318)
Mortgage and mezzanine loans receivable, net	17,085	170,972	(153,887)
Receivable arising from the straight-lining of rents, net	873,901	817,314	56,587
Deferred leasing and financing costs, net	483,902	411,922	71,980
Identified intangible assets, net	280,207	311,963	(31,756)
Assets related to discontinued operations	-	316,219	(316,219)
Other assets	492,355	351,488	140,867
Total assets	$21,000,515	$20,097,224	$903,291

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable	$9,273,212	$8,331,993	$941,219
Senior unsecured notes	1,791,987	1,350,855	441,132
Revolving credit facility debt	88,138	295,870	(207,732)
Accounts payable and accrued expenses	498,565	422,276	76,289
Deferred revenue	489,250	529,048	(39,798)
Deferred compensation plan	113,549	116,515	(2,966)
Liabilities related to discontinued operations	-	13,950	(13,950)
Other liabilities	380,843	438,353	(57,510)
Total liabilities	12,635,544	11,498,860	1,136,684
Redeemable noncontrolling interests	1,140,052	1,003,620	136,432
Vornado shareholders' equity	6,516,506	6,765,232	(248,726)
Noncontrolling interests in consolidated subsidiaries	708,413	829,512	(121,099)
Total liabilities, redeemable noncontrolling interests and equity	$21,000,515	$20,097,224	$903,291

CAPITAL STRUCTURE
(unaudited and in thousands, except per share amounts)

Debt:			September 30, 2014
Consolidated debt:
Mortgages payable			$9,273,212
Senior unsecured notes			1,791,987
$2.5 billion revolving credit facilities			88,138
			11,153,337
Pro rata share of non-consolidated debt:
Toys			1,758,855
All other partially owned entities			2,397,803
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)			(465,000)
Total debt			14,844,995

Perpetual Preferred:	Shares/Units	Par Value
5.00% Preferred Unit (D-16) (1 unit @ $1,000)			1,000
6.625% Series G Preferred Shares	8,000	25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,317,250

		September 30, 2014
	Converted	Common
Equity:	Shares	Share Price
Common shares	187,735	$99.96	18,765,991
Class A units	10,629	99.96	1,062,475
Convertible share equivalents:
Equity awards - unit equivalents	766	99.96	76,570
D-13 preferred units	467	99.96	46,681
G1-G4 units	83	99.96	8,297
Series A preferred shares	41	99.96	4,098
			19,964,112
Total Market Capitalization			$36,126,357

DEBT ANALYSIS
(unaudited and in thousands)
			As of September 30, 2014
		Total		Variable		Fixed
			Weighted		Weighted		Weighted
			Average		Average		Average
		Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt		$11,153,337	4.21%	$1,637,394	2.23%	$9,515,943	4.55%
Pro rata share of non-consolidated debt:
Toys		1,758,855	6.72%	1,075,239	5.56%	683,616	8.53%
All other		2,397,803	5.28%	303,145	1.75%	2,094,658	5.79%
Total		15,309,995	4.66%	3,015,778	3.37%	12,294,217	4.98%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)		(465,000)		-		(465,000)
Company's pro rata share of total debt		$14,844,995	4.68%	$3,015,778	3.50%	$11,829,217	5.02%

		Senior Unsecured Notes				Unencumbered EBITDA
		Due 2015	Due 2019	Due 2022	Due 2039(1)		3Q 2014
Settlement Date		3/26/2010	6/16/2014	12/7/2011	9/30/2009		Annualized
Principal Amount		$ 500,000	$ 450,000	$ 400,000	$ 445,000	New York	$395,272
Issue Price		99.834%	99.619%	99.546%	100.000%	Washington, DC	161,096
Coupon		4.250%	2.500%	5.000%	7.875%	Retail Properties	60,792
Effective economic interest rate		4.287%	2.581%	5.057%	7.875%	Other	32,192
Ratings:						Total	$649,352
Moody's		Baa2	Baa2	Baa2	Baa2
S&P		BBB	BBB	BBB	BBB
Fitch		BBB	BBB	BBB	BBB
Maturity Date / Put Date		4/1/2015	6/30/2019	1/15/2022	10/1/2039

Debt Covenant Ratios: (2)	Senior Unsecured Notes					Revolving Credit Facilities
		Actual
	Required	Due 2015	Due 2019	Due 2022	Due 2039(1)	Required	Actual
Total Outstanding Debt / Total Assets (3)	Less than 65%	43%	43%	43%	46%	Less than 60%	31%
Secured Debt / Total Assets	Less than 50%	36%	36%	36%	38%	Less than 50%	28%
Interest Coverage Ratio (Annualized Combined
EBITDA to Annualized Interest Expense)	Greater than 1.50	2.73	2.73	2.73	2.73		N/A
Fixed Charge Coverage		N/A	N/A	N/A	N/A	Greater than 1.40	2.48
Unencumbered Assets / Unsecured Debt	Greater than 150%	638%	638%	638%	623%		N/A
Unsecured Debt / Cap Value of Unencumbered Assets		N/A	N/A	N/A	N/A	Less than 60%	10%
Unencumbered Coverage Ratio		N/A	N/A	N/A	N/A	Greater than 1.50	6.80

(1)						These notes were redeemed in full on October 1, 2014.

(2)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes and revolving credit facilities, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(3)						Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the revolving credit facilities.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2014	2015	2016	2017	2018	Thereafter	Total
2200 / 2300 Clarendon Boulevard	01/15	L+75	0.90%	$-	$36,675	$-	$-	$-	$-	$36,675
Senior unsecured notes due 2015	04/15		4.25%	-	499,917	-	-	-	-	499,917
River House Apartments	04/15		5.43%	-	195,546	-	-	-	-	195,546
888 Seventh Avenue	01/16		5.71%	-	-	318,554	-	-	-	318,554
510 5th Avenue	01/16		5.60%	-	-	30,338	-	-	-	30,338
770 Broadway	03/16		5.65%	-	-	353,000	-	-	-	353,000
Bowen Building	06/16		6.14%	-	-	115,022	-	-	-	115,022
1730 M and 1150 17th Street	06/16	L+125	1.41%	-	-	43,581	-	-	-	43,581
Montehiedra Town Center	07/16		6.04%	-	-	120,000	-	-	-	120,000
The Mart	12/16		5.57%	-	-	550,000	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	-	-	296,345	-	-	296,345
100 West 33rd Street - office and retail	03/17	L+150	1.65%	-	-	-	325,000	-	-	325,000
2011 Crystal Drive	08/17		7.30%	-	-	-	77,811	-	-	77,811
North Bergen (Tonnelle Avenue)	01/18		4.59%	-	-	-	-	75,000	-	75,000
220 20th Street	02/18		4.61%	-	-	-	-	71,700	-	71,700
Two Penn Plaza	03/18		5.13%	-	-	-	-	422,879	-	422,879
River House Apartments	04/18	L+153	1.69%	-	-	-	-	64,000	-	64,000
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	-	-	80,000	-	80,000
$1.25 Billion unsecured revolving credit facility	06/18	L+115	1.30%	-	-	-	-	88,138	-	88,138
220 Central Park South	01/19	L+275	2.90%	-	-	-	-	-	600,000	600,000
Senior unsecured notes due 2019	06/19		2.50%	-	-	-	-	-	448,371	448,371
435 Seventh Avenue - retail	08/19	L+225	2.40%	-	-	-	-	-	98,000	98,000
$1.25 Billion unsecured revolving credit facility	11/19	L+105	-	-	-	-	-	-	-	-
4 Union Square South - retail	11/19	L+215	2.31%	-	-	-	-	-	120,000	120,000
Cross-collateralized mortgages on 40
strip shopping centers	09/20	(2)	4.10%	-	-	-	-	-	610,589	610,589
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	-	450,000	450,000
Borgata Land	02/21		5.14%	-	-	-	-	-	58,673	58,673
909 Third Avenue	05/21		3.91%	-	-	-	-	-	350,000	350,000
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
Universal Buildings	08/21	L+190	2.06%	-	-	-	-	-	185,000	185,000
555 California Street	09/21		5.10%	-	-	-	-	-	600,000	600,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	398,699	398,699
Skyline Properties	02/22		2.97%	-	-	-	-	-	678,000	678,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	146,931	146,931
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
Bergen Town Center	04/23		3.56%	-	-	-	-	-	300,000	300,000
Las Catalinas	08/24		4.43%	-	-	-	-	-	130,000	130,000
2101 L Street	08/24		3.97%	-	-	-	-	-	149,584	149,584

See notes on the following page.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2014	2015	2016	2017	2018	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$98,581	$98,581
Senior unsecured notes due 2039 (3)	10/39		7.88%	-	-	-	-	-	445,000	445,000
Other properties	Various			-	12,170	-	-	28,630	39,051	79,851
Purchase accounting valuation adjustments	Various			-	(60)	-	-	-	941	881

Total				$-	$744,248	$1,530,495	$699,156	$830,347	$7,349,091	$11,153,337

Weighted average rate				-	4.44%	5.58%	3.17%	4.32%	3.99%	4.21%

Fixed rate debt				$-	$707,573	$1,486,914	$374,156	$661,209	$6,286,091	$9,515,943
Fixed weighted average rate expiring				-	4.63%	5.70%	4.49%	5.05%	4.22%	4.55%

Floating rate debt				$-	$36,675	$43,581	$325,000	$169,138	$1,063,000	$1,637,394
Floating weighted average rate expiring				-	0.90%	1.41%	1.65%	1.46%	2.61%	2.23%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)				Comprised of (i) a $550,589 fixed rate loan with an interest rate of 4.28%, and a (ii) $60,000 variable rate loan at LIBOR plus 1.36% (2.36% at September 30, 2014), subject to a LIBOR floor of 1.00%.

(3)				These notes were redeemed in full on October 1, 2014.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of September 30, 2014
				Debt
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	September 30, 2014	Amount	Share	Joint Venture

Toys	Retailer	32.7%	$-	$1,758,855	$5,385,461

Alexander's, Inc.	Office/Retail	32.4%	$166,723	$334,867	$1,033,541

India real estate ventures	Office/Land	4.1% to 36.5%	82,588	47,613	190,453

Partially owned office buildings:
280 Park Avenue	Office	49.5%	278,305	362,184	731,928
One Park Avenue	Office	55.0%	137,972	137,500	250,000
650 Madison Avenue	Office/Retail	20.1%	114,909	161,024	800,000
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	54,223	16,881	33,488
West 57th Street properties	Office	50.0%	46,219	10,000	20,000
666 Fifth Avenue Office Condominium	Office	49.5%	45,599	598,740	1,209,576
330 Madison Avenue	Office	25.0%	29,080	37,500	150,000
Warner Building	Office	55.0%	15,551	160,985	292,700
Fairfax Square	Office	20.0%	5,156	13,699	68,495
1101 17th Street	Office	55.0%	-	17,050	31,000
Other partially owned office buildings	Office	Various	6,890	27,715	70,650

Other investments:
Independence Plaza	Residential	50.1%	156,000	275,550	550,000
Monmouth Mall	Retail	50.0%	6,325	77,898	155,795
Other investments	Various	Various	122,526	118,597	991,179
			$1,268,066	$2,397,803	$6,578,805

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net Income (Loss) for the		Our Share of EBITDA for the
	Ownership at	Three Months Ended September 30,		Three Months Ended September 30,
Joint Venture Name	September 30, 2014	2014	2013	2014	2013

Toys	32.7%	$(18,418)	$(34,209)	$12,440	$13,712

New York:
Alexander's, Inc.	32.4%	$5,552	$4,299	$10,387	$10,387
West 57th Street properties (partially under development)	50.0%	(3,073)	47	386	496
666 Fifth Avenue Office Condominium	49.5%	1,995	1,858	7,177	9,918
330 Madison Avenue	25.0%	1,658	1,225	2,551	2,257
Independence Plaza	50.1%	(1,288)	(2,081)	4,533	4,203
825 Seventh Avenue	50.0%	733	335	859	641
One Park Avenue	55.0%	631	680	4,449	2,050
650 Madison Avenue (acquired in September 2013)	20.1%	(422)	-	3,107	-
280 Park Avenue (partially under development)	49.5%	226	(1,890)	6,057	5,471
Other	Various	(202)	(284)	815	695
		5,810	4,189	40,321	36,118

Washington, DC:
Warner Building	55.0%	(1,411)	(2,004)	2,384	1,838
Rosslyn Plaza	43.7% to 50.4%	(703)	(707)	1,040	1,462
1101 17th Street	55.0%	315	376	634	700
Fairfax Square	20.0%	(30)	(24)	542	539
Other	Various	418	356	1,325	1,284
		(1,411)	(2,003)	5,925	5,823

Retail Properties:
Monmouth Mall	50.0%	352	165	2,226	2,081
Other	Various	19	23	112	118
		371	188	2,338	2,199

Other:
Alexander's corporate fee income	32.4%	1,640	1,676	1,640	1,676
India real estate ventures	4.1% to 36.5%	(262)	(1,449)	2,650	695
Other(1)	Various	(13,393)	(1,148)	(5,254)	7,320
		(12,015)	(921)	(964)	9,691

		$(7,245)	$1,453	$47,620	$53,831

(1)	In the third quarter of 2014, we recognized a $10,263 non-cash charge, comprised of a $5,959 impairment loss and a $4,304 loan loss reserve, on our equity and debt investments in Suffolk Downs.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net Income (Loss) for the	Our Share of EBITDA for the
Ownership at	Nine Months Ended September 30,	Nine Months Ended September 30,
Joint Venture Name	September 30, 2014	2014	2013	2014	2013

Toys	32.7%	$(74,162)	$(69,311)	$103,026	$164,727

New York:
Alexander's, Inc.	32.4%	$15,583	$12,785	$31,088	$31,141
West 57th Street properties (partially under development)	50.0%	(10,650)	415	1,249	1,918
825 Seventh Avenue	50.0%	6,409	1,151	2,489	2,077
666 Fifth Avenue Office Condominium	49.5%	5,934	5,776	22,218	20,402
330 Madison Avenue	25.0%	4,677	3,714	7,218	6,461
Independence Plaza	50.1%	(3,113)	(3,199)	14,443	6,825
650 Madison Avenue (acquired in September 2013)	20.1%	(3,068)	-	9,300	-
One Park Avenue	55.0%	910	1,054	8,398	6,124
280 Park Avenue (partially under development)	49.5%	532	(6,480)	17,278	15,004
Other	Various	(842)	(1,196)	2,171	1,948
16,372	14,020	115,852	91,900

Washington, DC:
Warner Building	55.0%	(4,359)	(6,346)	6,907	4,964
Rosslyn Plaza	43.7% to 50.4%	(2,774)	(2,158)	3,519	4,792
1101 17th Street	55.0%	879	996	1,835	1,973
Fairfax Square	20.0%	86	(87)	1,789	1,594
Other	Various	1,243	1,050	3,992	3,802
(4,925)	(6,545)	18,042	17,125

Retail Properties:
Monmouth Mall	50.0%	1,188	1,450	6,808	7,082
Other	Various	62	62	339	350
1,250	1,512	7,147	7,432

Other:
Alexander's corporate fee income	32.4%	4,888	5,017	4,888	5,017
India real estate ventures	4.1% to 36.5%	(2,440)	(2,630)	4,573	4,708
LNR (1)	n/a	-	18,731	-	20,443
Downtown Crossing, Boston	n/a	-	(2,358)	-	(2,358)
Other (2)	Various	(18,409)	(4,056)	6,118	28,184
(15,961)	14,704	15,579	55,994

$(3,264)	$23,691	$156,620	$172,451

(1)	On April 19, 2013, LNR was sold for $1.053 billion.

(2)	In the third quarter of 2014, we recognized a $10,263 non-cash charge, comprised of a $5,959 impairment loss and a $4,304 loan loss reserve, on our equity and debt investments in Suffolk Downs.

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	19,922	16,660	16,477	-	183	-
Retail	2,370	2,186	-	2,186	-	-
Alexander's (32.4% interest)	2,178	706	287	419	-	-
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
Residential (1,655 units)	1,523	762	-	-	-	762
	27,393	21,714	16,764	2,605	183	2,162

Washington, DC:
Office, excluding the Skyline Properties	13,340	11,021	10,201	820	-	-
Skyline Properties	2,648	2,648	2,599	49	-	-
Total Office	15,988	13,669	12,800	869	-	-
Residential (2,414 units)	2,597	2,455	-	-	-	2,455
Other	381	381	-	9	-	372
	18,966	16,505	12,800	878	-	2,827

Retail Properties:
Strip Shopping Centers	14,439	14,013	-	14,013	-	-
Regional Malls	4,132	2,644	-	2,644	-	-
	18,571	16,657	-	16,657	-	-

Other:
The Mart	3,586	3,577	1,690	99	1,788	-
555 California Street (70% interest)	1,799	1,259	1,166	93	-	-
Primarily Warehouses	971	971	-	-	-	971
	6,356	5,807	2,856	192	1,788	971

Total square feet at September 30, 2014	71,286	60,683	32,420	20,332	1,971	5,960

Total square feet at June 30, 2014	71,159	60,605	32,371	20,305	1,969	5,960

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,668	10	4,909
Washington, DC		8,928	56	29,628
The Mart		558	4	1,681
555 California Street		168	1	453
Total at September 30, 2014		11,322	71	36,671

				Building Owned
Number of Toys stores (not included above):		Total	Owned	on Leased Ground	Leased
Domestic		878	282	216	380
International		713	78	26	609
Total Owned and Leased		1,591	360	242	989
Franchised Stores		196
Total at September 30, 2014		1,787

TOP 30 TENANTS
(unaudited)

		2014
		Annualized	% of 2014
	Square	Revenues	Annualized
Tenants	Footage	(in thousands)	Revenues

U.S. Government	4,185,109	$149,672	5.6%
IPG and affiliates	754,979	42,208	1.6%
Bank of America	756,595	42,100	1.6%
Macy's	942,678	37,876	1.4%
AXA Equitable Life Insurance	423,174	37,370	1.4%
L Brands	505,381	36,241	1.4%
McGraw-Hill Companies, Inc.	479,557	27,380	1.0%
Ziff Brothers Investments, Inc.	287,030	26,766	1.0%
J. Crew	396,215	24,877	0.9%
New York Stock Exchange	381,425	24,776	0.9%
Hennes & Mauritz	110,646	24,569	0.9%
Madison Square Garden	384,734	23,804	0.9%
Fast Retailing (Uniqlo)	92,577	20,776	0.8%
Forever 21	125,279	20,605	0.8%
Sears Holding Company (Kmart Corporation and Sears Corporation)	923,560	20,187	0.8%
Motorola Mobility (guaranteed by Google)	607,872	20,065	0.7%
Topshop	94,349	19,621	0.7%
AOL	230,365	19,466	0.7%
The Home Depot	993,541	19,427	0.7%
AMC Networks, Inc.	283,745	18,653	0.7%
Family Health International	398,237	17,875	0.7%
JCPenney	530,370	17,703	0.7%
Wal-Mart	1,438,730	17,490	0.7%
Hollister	21,741	17,269	0.6%
Bryan Cave LLP	213,946	15,888	0.6%
Lockheed Martin	328,919	14,904	0.6%
Cushman & Wakefield	166,287	13,787	0.5%
Lowe's	976,415	12,870	0.5%
Information Builders, Inc.	243,486	12,326	0.5%
Best Buy	488,544	12,037	0.4%

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	39,000	$1,375,000	$35.43	0.1%

	Fourth Quarter 2014	118,000	9,015,000	76.52	0.9%
	First Quarter 2015	91,000	4,863,000	53.36	0.5%
	Second Quarter 2015	578,000	34,677,000	60.01	3.5%
	Third Quarter 2015	122,000	9,531,000	78.44	1.0%
	Fourth Quarter 2015	247,000	15,382,000	62.25	1.3%
	Total 2015	1,038,000	64,453,000	62.12	6.4%
	2016	1,384,000	84,257,000	60.90	8.2%
	2017	900,000	57,000,000	63.37	5.6%
	2018	997,000	73,160,000	73.41	7.3%
	2019	976,000	64,657,000	66.22	6.5%
	2020	1,386,000	82,025,000	59.19	8.4%
	2021	1,130,000	72,958,000	64.56	7.3%
	2022	1,288,000	83,600,000	64.90	8.6%
	2023	1,583,000	109,450,000	69.16	11.3%

Retail:	Month to Month	41,000	$8,408,000	$205.07	3.9%

	Fourth Quarter 2014	16,000	1,655,000	103.44	0.8%
	First Quarter 2015	75,000	18,918,000	252.24	8.7%
	Second Quarter 2015	3,000	1,044,000	348.00	0.5%
	Third Quarter 2015	45,000	4,114,000	91.42	1.9%
	Fourth Quarter 2015	2,000	533,000	266.50	0.2%
	Total 2015	125,000	24,609,000	195.32	11.4%
	2016	209,189	20,627,233	98.61	13.5%
	2017	34,000	4,758,000	139.94	2.2%
	2018	191,000	41,712,000	218.39	19.3%
	2019	124,000	27,490,000	221.69	12.7%
	2020	107,000	12,034,000	112.47	5.6%
	2021	179,000	13,466,000	75.23	6.2%
	2022	31,000	3,629,000	117.06	1.7%
	2023	93,000	19,104,000	205.42	8.8%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	160,000	$5,125,000	$32.12	1.2%

	Fourth Quarter 2014	195,000	8,357,000	42.79	1.9%
	First Quarter 2015	647,000	27,132,000	41.92	6.2%
	Second Quarter 2015	252,000	12,567,000	49.87	2.9%
	Third Quarter 2015	463,000	17,113,000	36.98	3.9%
	Fourth Quarter 2015	586,000	23,087,000	39.42	5.3%
	Total 2015	1,948,000	79,899,000	41.02	18.2%
	2016	1,170,000	50,103,000	42.83	11.4%
	2017	637,000	25,975,000	40.77	5.9%
	2018	1,003,000	43,825,000	43.69	10.0%
	2019	1,439,000	60,986,000	42.38	13.9%
	2020	677,000	34,175,000	50.48	7.8%
	2021	564,000	25,749,000	45.66	5.9%
	2022	961,000	41,855,000	43.57	9.5%
	2023	178,000	8,110,000	45.52	1.8%

LEASE EXPIRATIONS
RETAIL PROPERTIES SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Strip Shopping Centers:	Month to Month	16,000	$413,000	$25.74	0.2%

	Fourth Quarter 2014	123,000	2,005,000	16.24	1.1%
	First Quarter 2015	130,000	2,111,000	16.21	1.1%
	Second Quarter 2015	67,000	825,000	12.29	0.4%
	Third Quarter 2015	54,000	1,805,000	33.66	1.0%
	Fourth Quarter 2015	124,000	2,703,000	21.76	1.5%
	Total 2015	375,000	7,444,000	19.84	4.0%
	2016	719,000	11,479,000	15.97	6.2%
	2017	515,000	7,720,000	14.99	4.2%
	2018	1,587,000	21,687,000	13.66	11.8%
	2019	1,383,000	20,182,000	14.59	11.0%
	2020	1,085,000	15,037,000	13.85	8.2%
	2021	594,000	8,830,000	14.86	4.8%
	2022	1,023,000	12,564,000	12.29	6.8%
	2023	1,163,000	18,735,000	16.10	10.2%

Regional Malls:	Month to Month	7,000	$374,000	$54.72	0.7%

	Fourth Quarter 2014	37,000	1,241,000	33.71	2.4%
	First Quarter 2015	28,000	1,374,000	48.98	2.7%
	Second Quarter 2015	20,000	1,288,000	64.06	2.5%
	Third Quarter 2015	35,000	582,000	16.81	1.1%
	Fourth Quarter 2015	10,000	718,000	75.39	1.4%
	Total 2015	93,000	3,962,000	42.93	7.7%
	2016	89,000	3,891,000	43.73	7.6%
	2017	43,000	2,540,000	59.28	5.0%
	2018	70,000	3,619,000	51.82	7.1%
	2019	175,000	6,148,000	35.05	12.0%
	2020	98,000	4,299,000	43.87	8.4%
	2021	382,000	4,274,000	11.19	8.3%
	2022	37,000	1,362,000	37.05	2.7%
	2023	37,000	1,454,000	39.55	2.8%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York		Washington, DC		Retail Properties
(square feet in thousands)	Office	Retail	Office		Strips		Malls

Quarter Ended September 30, 2014
Total square feet leased	556	33	450		243		25
Our share of square feet leased:	483	29	377		243		19
Initial rent (1)	$68.44	$168.22	$38.32		$17.66		$42.03
Weighted average lease term (years)	9.7	11.2	7.1		9.0		5.7
Second generation relet space:
Square feet	243	15	193		31		2
Cash basis:
Initial rent (1)	$70.88	$238.45	$39.30		$27.19		$86.42
Prior escalated rent	$60.13	$168.14	$42.41		$25.22		$70.11
Percentage increase (decrease)	17.9%	41.8%	(7.3%)		7.8%		23.3%
GAAP basis:
Straight-line rent (2)	$69.12	$247.02	$39.07		$27.89		$86.77
Prior straight-line rent	$61.40	$161.01	$40.15		$24.74		$65.89
Percentage increase (decrease)	12.6%	53.4%	(2.7%)		12.7%		31.7%
Tenant improvements and leasing commissions:
Per square foot	$82.95	$18.90	$34.33		$28.31	(3)	$31.04	(4)
Per square foot per annum	$8.55	$1.69	$4.84		$3.15	(3)	$5.45	(4)
Percentage of initial rent	12.5%	1.0%	12.6%		17.8%	(3)	13.0%	(4)

Nine Months Ended September 30, 2014
Total square feet leased	2,726	68	1,159	(5)	707		104
Our share of square feet leased:	2,321	63	1,055	(5)	707		91
Initial rent (1)	$66.78	$259.92	$39.57		$18.86		$28.70
Weighted average lease term (years)	10.9	10.9	7.5		7.0		5.2
Second generation relet space:
Square feet	1,817	47	660		366		55
Cash basis:
Initial rent (1)	$68.14	$318.17	$39.93		$21.38		$24.30
Prior escalated rent	$60.47	$236.71	$42.56		$20.19		$22.66
Percentage increase (decrease)	12.7%	34.4%	(6.2%)		5.9%		7.2%
GAAP basis:
Straight-line rent (2)	$67.29	$353.95	$38.76		$21.75		$24.71
Prior straight-line rent	$57.12	$233.53	$39.20		$19.50		$22.46
Percentage increase (decrease)	17.8%	51.6%	(1.1%)		11.5%		10.0%
Tenant improvements and leasing commissions:
Per square foot	$74.65	$56.44	$38.14		$11.53		$9.32
Per square foot per annum	$6.85	$5.18	$5.09		$1.65		$1.79
Percentage of initial rent	10.3%	2.0%	12.9%		8.7%		6.2%

LEASING ACTIVITY
(unaudited)

		New York		Washington, DC	Retail Properties
(square feet in thousands)		Office	Retail	Office	Strips	Malls

Year Ended December 31, 2013
	Total square feet leased	2,410	138	1,836	1,388	674
	Our share of square feet leased:	2,024	121	1,392	1,388	600
	Initial rent (1)	$60.78	$268.52	$39.91	$17.27	$26.39
	Weighted average lease term (years)	11.0	8.6	7.0	6.2	8.1
	Second generation relet space:
	Square feet	1,716	103	910	959	205
	Cash basis:
	Initial rent (1)	$60.04	$262.67	$40.91	$16.57	$23.59
	Prior escalated rent	$56.84	$117.45	$41.16	$15.18	$22.76
	Percentage increase (decrease)	5.6%	123.7%	(0.6%)	9.2%	3.6%
	GAAP basis:
	Straight-line rent (2)	$59.98	$293.45	$40.87	$16.91	$24.04
	Prior straight-line rent	$52.61	$152.34	$39.36	$14.76	$21.87
	Percentage increase	14.0%	92.6%	3.8%	14.6%	9.9%
	Tenant improvements and leasing commissions:
	Per square foot	$61.78	$100.93	$33.24	$3.96	$20.69
	Per square foot per annum	$5.61	$11.64	$4.75	$0.64	$2.55
	Percentage of initial rent	9.2%	4.3%	11.9%	3.7%	9.7%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

(3)

Excluding tenant improvements and leasing commissions for a 58,652 square foot lease at our Kearny strip shopping center, the tenant improvements and leasing commissions per square foot were $3.12 instead of $28.31, $0.45 per square foot per annum instead of $3.15 per square foot per annum and 2.5% of initial rent instead of 17.8% of initial rent.

(4)

Represents tenant improvements and leasing commissions for a 6,914 square foot lease at our Las Catalinas shopping mall. There were no other tenant improvements and leasing commissions during the quarter ended September 30, 2014.

(5)

Excludes (i) 165 square feet leased to WeWork that will be redeveloped into rental residential apartments, and (ii) 71 square feet of retail space that was leased at an initial rent of $47.06 per square foot.

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:
						Retail Properties
				New York	Washington, DC(1)	UE	Total

Occupancy rate at:
	September 30, 2014			96.7%	83.4%	95.3%	94.6%
	June 30, 2014			97.3%	83.5%	94.8%	94.3%
	December 31, 2013			96.8%	83.4%	95.5%	94.9%
	September 30, 2013			96.1%	83.6%	95.6%	94.9%

Same store EBITDA % increase (decrease):
	Three months ended September 30, 2014 vs. September 30, 2013			4.6%	(2.7%)	1.3%	1.1%
	Nine Months Ended September 30, 2014 vs. September 30, 2013			5.3%	(2.4%)	1.7%	1.4%
	Three months ended September 30, 2014 vs. June 30, 2014			(0.9%)	(0.6%)	0.6%	0.3%

Cash basis same store EBITDA % increase (decrease):
	Three months ended September 30, 2014 vs. September 30, 2013			5.2%	(4.1%)	2.9%	1.8%
	Nine Months Ended September 30, 2014 vs. September 30, 2013			7.4%	(1.8%)	2.5%	2.1%
	Three months ended September 30, 2014 vs. June 30, 2014			(1.2%)	(0.9%)	0.3%	(0.2%)

(1)	The total office occupancy rates for the Washington, DC segment were as follows:

	September 30, 2014	80.5%
	June 30, 2014	80.5%
	December 31, 2013	80.7%
	September 30, 2013	80.7%

Residential Statistics:
				Average Monthly
		Number of Units	Occupancy Rate	Rent Per Unit
	New York:
	September 30, 2014	1,655	94.7%	$3,074
	June 30, 2014	1,655	97.1%	$3,060
	December 31, 2013	1,655	94.8%	$2,864
	September 30, 2013	1,655	94.4%	$2,766

	Washington, DC:
	September 30, 2014	2,414	97.0%	$2,102
	June 30, 2014	2,414	98.0%	$2,122
	December 31, 2013	2,405	96.3%	$2,101
	September 30, 2013	2,414	97.5%	$2,131

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Nine Months Ended	Year Ended
Capital expenditures (accrual basis):	September 30, 2014	2013	2012
Expenditures to maintain assets	$61,235	$73,130	$69,912
Tenant improvements	135,999	152,319	177,743
Leasing commissions	59,322	56,638	57,961
Non-recurring capital expenditures	67,016	12,099	6,902
Total capital expenditures and leasing commissions (accrual basis)	323,572	294,186	312,518
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	110,934	155,035	105,350
Expenditures to be made in future periods for the current period	(209,157)	(150,067)	(170,744)
Total capital expenditures and leasing commissions (cash basis)	$225,349	$299,154	$247,124

Our share of square feet leased	4,237	5,525	5,217
Tenant improvements and leasing commissions per square foot per annum	$5.75	$4.33	$4.16
Percentage of initial rent	10.6%	9.5%	9.6%

Development and redevelopment expenditures:
Springfield Town Center	$92,696	$68,716	$18,278
Marriott Marquis Times Square - retail and signage	71,566	40,356	9,092
220 Central Park South	54,543	243,687	12,191
330 West 34th Street	32,014	6,832	8
The Bartlett	20,300	6,289	3,008
608 Fifth Avenue	18,127	3,492	-
Wayne Towne Center	16,109	4,927	3,452
7 West 34th Street	9,454	-	-
90 Park Avenue	6,293	-	-
Other	47,469	95,118	110,844
	$368,571	$469,417	$156,873

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Nine Months Ended	Year Ended
Capital expenditures (accrual basis):	September 30, 2014	2013	2012
Expenditures to maintain assets	$33,464	$34,553	$27,434
Tenant improvements	102,411	87,275	71,572
Leasing commissions	50,173	39,348	27,573
Non-recurring capital expenditures	25,038	11,579	5,822
Total capital expenditures and leasing commissions (accrual basis)	211,086	172,755	132,401
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	40,117	56,345	41,975
Expenditures to be made in future periods for the current period	(132,814)	(91,107)	(76,283)
Total capital expenditures and leasing commissions (cash basis)	$118,389	$137,993	$98,093

Our share of square feet leased	2,384	2,145	1,939
Tenant improvements and leasing commissions per square foot per annum	$6.80	$5.89	$5.48
Percentage of initial rent	9.5%	8.1%	8.8%

Development and redevelopment expenditures:
Marriott Marquis Times Square - retail and signage	$71,566	$40,356	$9,092
330 West 34th Street	32,014	6,832	8
608 Fifth Avenue	18,127	3,492	-
7 West 34th Street	9,454	-	-
90 Park Avenue	6,293	-	-
Other	13,347	35,305	42,460
	$150,801	$85,985	$51,560

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Nine Months Ended	Year Ended
Capital expenditures (accrual basis):	September 30, 2014	2013	2012
Expenditures to maintain assets	$9,815	$22,165	$20,582
Tenant improvements	16,280	6,976	41,846
Leasing commissions	3,555	4,389	11,393
Non-recurring capital expenditures	23,428	37,342	10,296
Total capital expenditures and leasing commissions (accrual basis)	53,078	70,872	84,117
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	48,294	26,075	24,370
Expenditures to be made in future periods for the current period	(35,664)	(36,702)	(43,600)
Total capital expenditures and leasing commissions (cash basis)	$65,708	$60,245	$64,887

Our share of square feet leased	1,055	1,392	1,901
Tenant improvements and leasing commissions per square foot per annum	$5.09	$4.75	$4.86
Percentage of initial rent	12.9%	11.9%	12.0%

Development and redevelopment expenditures:
The Bartlett	$20,300	$6,289	$3,008
Other	23,443	35,412	36,326
	$43,743	$41,701	$39,334

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

RETAIL PROPERTIES SEGMENT
(unaudited and in thousands)
	Nine Months Ended	Year Ended
Capital expenditures (accrual basis):	September 30, 2014	2013	2012
Expenditures to maintain assets	$4,848	$5,664	$4,676
Tenant improvements	390	12,431	9,052
Leasing commissions	145	2,113	2,368
Non-recurring capital expenditures	8,456	-	-
Total capital expenditures and leasing commissions (accrual basis)	13,839	20,208	16,096
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	3,873	5,562	10,353
Expenditures to be made in future periods for the current period	(8,766)	(14,011)	(7,754)
Total capital expenditures and leasing commissions (cash basis)	$8,946	$11,759	$18,695

Our share of square feet leased	798	1,988	1,377
Tenant improvements and leasing commissions per square foot per annum	$1.66	$1.33	$1.04
Percentage of initial rent	8.3%	6.6%	5.2%

Development and redevelopment expenditures:
Springfield Town Center	$92,696	$68,716	$18,278
Wayne Towne Center	16,109	4,927	3,452
Other	5,856	20,283	31,816
	$114,661	$93,926	$53,546

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Nine Months Ended	Year Ended
Capital expenditures (accrual basis):	September 30, 2014	2013	2012
Expenditures to maintain assets	$13,108	$10,748	$17,220
Tenant improvements	16,918	13,457	46,735
Leasing commissions	5,449	5,626	14,869
Non-recurring capital expenditures	10,094	520	1,080
Total capital expenditures and leasing commissions (accrual basis)	45,569	30,351	79,904
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	18,650	67,053	28,652
Expenditures to be made in future periods for the current period	(31,913)	(8,247)	(43,107)
Total capital expenditures and leasing commissions (cash basis)	$32,306	$89,157	$65,449

Development and redevelopment expenditures:
220 Central Park South	$54,543	$243,687	$12,191
Other	4,823	4,118	242
	$59,366	$247,805	$12,433

DEVELOPMENT COSTS AND CONSTRUCTION IN PROGRESS
(unaudited and in thousands, except square feet)
	Square Feet
			At September 30, 2014
Development Projects			Total		Development Costs Expended	Land and Acquisition Costs
New York:
1535 Broadway - Marriott Marquis - Retail & Signage	103,000		$376,130		$136,130	$240,000
220 Central Park South - Residential Condominiums	472,000	(1)	562,448		106,383	456,065
Other			131,021		131,021	-
Total New York			1,069,599		373,534	696,065

Washington, DC:
The Bartlett - Rental Residential / Retail	618,000		70,406		29,106	41,300
Other			103,835		103,835	-
Total Washington, DC			174,241		132,941	41,300

Retail Properties:
Springfield Town Center	690,000		412,655	(2)	172,655	240,000
Other			21,784		21,784	-
Total Retail Properties			434,439		194,439	240,000

Other Projects			1,923		1,923	-

Total Amount on the Balance Sheet			$1,680,202		$702,837	$977,365

	Square Feet		Total

Undeveloped Land

Washington, DC:
1900 Crystal Drive	712,000		$34,959
Metropolitan Park 6, 7 & 8:
Retail	23,818
Residential (1,403 Units)			82,898
PenPlace:
Office	553,000
Hotel (300 Units)			61,970
Square 649 - Office	675,000		11,597
Total			$191,424

(1) Zoning square feet.
(2)	Net of $20,000 non-cash impairment loss booked in the quarter ended March 31, 2014.

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, MWB Leasing, Parsons Brinkerhoff,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	94.5%	$58.72	2,240,000	2,240,000	-		URS Corporation Group Consulting, Lion Resources
-Retail	100.0%	98.7%	116.61	269,000	269,000	-		Bank of America, Kmart Corporation
	100.0%	95.0%	64.93	2,509,000	2,509,000	-	$-

Two Penn Plaza								EMC, Forest Electric, Information Builders, Inc.,
-Office	100.0%	99.4%	53.99	1,572,000	1,572,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	38.2%	190.86	47,000	47,000	-		Chase Manhattan Bank
	100.0%	97.6%	57.96	1,619,000	1,619,000	-	422,879

Eleven Penn Plaza
-Office	100.0%	99.5%	58.02	1,131,000	1,131,000	-		Macy's, Madison Square Garden, AMC Networks, Inc.
-Retail	100.0%	74.4%	207.11	17,000	17,000	-		PNC Bank National Association
	100.0%	99.1%	60.23	1,148,000	1,148,000	-	450,000

100 West 33rd Street
-Office	100.0%	99.6%	54.51	849,000	849,000	-	223,242	IPG and affiliates, Rocket Fuel

Manhattan Mall
-Retail	100.0%	92.6%	126.42	256,000	256,000	-	101,758	JCPenney, Aeropostale, Express, Victoria's Secret

330 West 34th Street
(ground leased through 2148 - 34.8%								Deutsche, Inc. (lease not commenced),
ownership interest in the land)								New York & Co. (lease not commenced),
-Office	100.0%	-	-	622,000	-	622,000		Yodle, Inc. (lease not commenced)
-Retail	100.0%	-	-	13,000	-	13,000
	100.0%	-	-	635,000	-	635,000	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	250.22	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	100.0%	100.0%	38.16	416,000	108,000	308,000
-Retail	100.0%	100.0%	232.24	23,000	23,000	-		Express
	100.0%	100.0%	72.23	439,000	131,000	308,000	-

484 Eighth Avenue
-Retail	100.0%	80.2%	72.71	16,000	16,000	-	-	T.G.I. Friday's

431 Seventh Avenue
-Retail	100.0%	100.0%	219.44	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	71.98	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	335.24	6,000	6,000	-	-

Total Penn Plaza				7,536,000	6,593,000	943,000	1,346,029

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted		Square Feet
				Average				Under Development
		%	%	Annual Rent		Total		or Not Available	Encumbrances
Property		Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown East:
909 Third Avenue										IPG and affiliates, Forest Laboratories, Geller & Company,
(ground leased through 2063)										Morrison Cohen LLP, Robeco USA Inc.,
	-Office	100.0%	100.0%	$56.74	(2)	1,344,000	1,344,000	-	$350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street										Castle Harlan, Tournesol Realty LLC. (Peter Marino),
	-Office	100.0%	94.0%	66.67		541,000	541,000	-		Various showroom tenants
	-Retail	100.0%	100.0%	171.09		2,000	2,000	-
		100.0%	94.0%	67.06		543,000	543,000	-	-

715 Lexington
	-Retail	100.0%	100.0%	238.31		23,000	23,000	-	-	New York & Company, Zales

966 Third Avenue
	-Retail	100.0%	100.0%	87.54		7,000	7,000	-	-	McDonald's

968 Third Avenue
	-Retail	50.0%	100.0%	244.69		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East						1,923,000	1,923,000	-	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)										Soros Fund, TPG-Axon Capital,
	-Office	100.0%	92.3%	87.29		862,000	862,000	-		Vornado Executive Headquarters
	-Retail	100.0%	100.0%	102.02		15,000	15,000	-		Redeye Grill L.P.
		100.0%	92.4%	87.54		877,000	877,000	-	318,554

1740 Broadway
	-Office	100.0%	100.0%	68.17		584,000	584,000	-		Davis & Gilbert, L Brands
	-Retail	100.0%	100.0%	139.33		20,000	20,000	-		Brasserie Cognac, Citibank
		100.0%	100.0%	70.52		604,000	604,000	-	-

57th Street - 5 buildings
	-Office	50.0%	95.3%	54.08		135,000	135,000	-		Various
	-Retail	50.0%	100.0%	117.34		53,000	26,000	27,000
		50.0%	96.6%	71.92		188,000	161,000	27,000	20,000

825 Seventh Avenue
	-Office	50.0%	100.0%	73.99		170,000	170,000	-	20,500	Young & Rubicam
	-Retail	100.0%	100.0%	240.46		4,000	4,000	-		Lindy's
			100.0%	77.82		174,000	174,000	-

Total Midtown West						1,843,000	1,816,000	27,000	359,054

Park Avenue:
280 Park Avenue										Cohen & Steers Inc.
	-Office	49.5%	100.0%	96.07		1,223,000	781,000	442,000		Investcorp International Inc.
	-Retail	49.5%	100.0%	218.92		18,000	4,000	14,000		Scottrade Inc., Starbucks
		49.5%	100.0%	97.85		1,241,000	785,000	456,000	731,928

350 Park Avenue										Kissinger Associates Inc., Ziff Brothers Investment Inc.,
	-Office	100.0%	98.3%	90.15		552,000	552,000	-		MFA Financial Inc., M&T Bank
	-Retail	100.0%	100.0%	199.58		17,000	17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
		100.0%	98.4%	93.42		569,000	569,000	-	296,345

Total Park Avenue						1,810,000	1,354,000	456,000	1,028,273

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average				Under Development
	%	%	Annual Rent	Total			or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Grand Central:
90 Park Avenue									Alston & Bird, Amster, Rothstein & Ebenstein,
-Office	100.0%	97.1%	$73.38	909,000		909,000	-		Capital One, First Manhattan Consulting
-Retail	100.0%	100.0%	114.35	26,000		26,000	-		Citibank
	100.0%	97.2%	74.52	935,000		935,000	-	$-

330 Madison Avenue									GPFT Holdco LLC, HSBC Bank AFS, Jones Lang LaSalle Inc.,
-Office	25.0%	98.6%	66.89	805,000		805,000	-		Wells Fargo
-Retail	25.0%	100.0%	280.10	32,000		32,000	-		Ann Taylor Retail Inc., Citibank
	25.0%	98.7%	75.05	837,000		837,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	90.8%	138.30	64,000		64,000	-	30,338	Joe Fresh

Total Grand Central				1,836,000		1,836,000	-	180,338

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Janus Capital Group Inc.,
									Scout Capital Management,
-Office	100.0%	87.5%	84.47	263,000		263,000	-		Legg Mason Investment Counsel
-Retail	100.0%	100.0%	244.67	62,000		62,000	-		Citibank, Hennes & Mauritz
	100.0%	89.9%	115.03	325,000		325,000	-	-

666 Fifth Avenue									Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%	76.0%	74.05	1,371,000		1,371,000	-	1,209,576	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%	100.0%	164.42	45,000		45,000	-	-	HSBC Bank USA
-Retail (Retail Condo)	100.0%	100.0%	365.71	114,000	(3)	114,000	-	390,000	Uniqlo, Hollister, Swatch
		78.5%	98.44	1,530,000		1,530,000	-	1,599,576

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	100.0%	71.33	292,000		292,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%	100.0%	778.06	30,000		30,000	-		Coach, Prada
	100.0%	100.0%	137.18	322,000		322,000	-	-

650 Madison Avenue
-Office	20.1%	87.9%	101.39	524,000		524,000	-		Polo Ralph Lauren, Memorial Sloan Kettering Cancer Center
-Retail	20.1%	100.0%	265.22	71,000		71,000	-		Crate & Barrel
	20.1%	89.4%	120.94	595,000		595,000	-	800,000

689 Fifth Avenue
-Office	100.0%	100.0%	68.69	82,000		82,000	-		Yamaha Artist Services Inc.
-Retail	100.0%	100.0%	720.42	17,000		17,000	-		MAC Cosmetics, Massimo Dutti
	100.0%	100.0%	180.60	99,000		99,000	-	-

655 Fifth Avenue
-Retail	92.5%	100.0%	187.76	57,000		57,000	-	-	Ferragamo

Total Madison/Fifth				2,928,000		2,928,000	-	2,399,576

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$66.65	982,000	982,000	-		AOL, J. Crew, Facebook, Structure Tone
-Retail	100.0%	100.0%	49.37	166,000	166,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	64.15	1,148,000	1,148,000	-	$353,000

One Park Avenue								Coty Inc., New York University,
-Office	55.0%	96.5%	44.99	864,000	864,000	-		Public Service Mutual Insurance
-Retail	55.0%	100.0%	61.12	79,000	79,000	-		Bank of Baroda, Citibank, Equinox,
								Men's Wearhouse
	55.0%	96.8%	46.34	943,000	943,000	-	250,000

4 Union Square South
-Retail	100.0%	100.0%	87.82	206,000	206,000	-	120,000	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%	100.0%	84.82	35,000	35,000	-	-	Equinox, Major League Baseball

Total Midtown South				2,332,000	2,332,000	-	723,000

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman (lease not commenced),
								Warner Music Group, Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	99.5%	74.20	2,035,000	2,035,000	-		Cella, Harper & Scinto, Columbia University, SSB Realty LLC
-Retail	70.0%	100.0%	158.56	73,000	73,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank
	70.0%	99.5%	77.12	2,108,000	2,108,000	-	950,000

608 Fifth Avenue (ground leased through 2033)
-Office	100.0%	88.1%	54.94	81,000	81,000	-
-Retail	100.0%	100.0%	365.75	44,000	44,000	-		Topshop
	100.0%	92.3%	164.35	125,000	125,000	-	-

Total Rockefeller Center				2,233,000	2,233,000	-	950,000

Wall Street/Downtown:
20 Broad Street (ground leased through 2081)
-Office	100.0%	99.3%	58.09	472,000	472,000	-	-	New York Stock Exchange

40 Fulton Street
-Office	100.0%	99.0%	37.12	244,000	244,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	93.60	5,000	5,000	-		TD Bank
	100.0%	99.0%	38.26	249,000	249,000	-	-

Total Wall Street/Downtown				721,000	721,000	-	-

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	212.22	160,000	160,000	-	-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	-	-	64,000	-	64,000	-

Total Times Square				224,000	160,000	64,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	$150.49	85,000	85,000	-	$-	Topshop, Madewell, J. Crew

443 Broadway
-Retail	100.0%	100.0%	123.71	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	14,000	-	14,000	-

334 Canal Street
-Retail	100.0%	-	-	15,000	-	15,000	-

155 Spring Street
-Retail	100.0%	98.5%	88.69	49,000	49,000	-	-	Sigrid Olsen

148 Spring Street
-Retail	100.0%	100.0%	108.25	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	232.85	7,000	7,000	-	-	Sandro

Total Soho				193,000	164,000	29,000	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	568.26	18,000	18,000	-	80,000	Gucci, Chloe, Cartier

677-679 Madison Avenue
-Retail	100.0%	100.0%	440.37	8,000	8,000	-	-	Anne Fontaine

40 East 66th Street
-Retail	100.0%	100.0%	797.29	11,000	11,000	-	-	John Varvatos, Nespresso USA, J. Crew

1131 Third Avenue
-Retail	100.0%	100.0%	121.89	22,000	22,000	-	-	Nike, Carlo Pazolini, Boom Fitness

Total Upper East Side				59,000	59,000	-	80,000

New Jersey:
Paramus
-Office	100.0%	97.6%	21.28	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	61.52	44,000	44,000	-	-	Nike, Barneys

New York Office:

Total		96.0%	$66.46	21,294,000	19,922,000	1,372,000	$6,596,175

Vornado's Ownership Interest		96.6%	$65.11	17,809,000	16,660,000	1,149,000	$4,712,102

New York Retail:

Total		97.1%	$173.90	2,517,000	2,370,000	147,000	$820,095

Vornado's Ownership Interest		96.9%	$172.39	2,313,000	2,186,000	127,000	$820,095

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$97.63	885,000	885,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	170.13	174,000	174,000	-	320,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	108.59	1,059,000	1,059,000	-	620,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	37.97	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.0%	40.71	609,000	609,000	-	267,295	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (4) (1.0 acre)	32.4%	100.0%	16.53	167,000	167,000	-	-	New World Mall LLC

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property under Development:
Rego Park II Apartment Tower, Queens, NY	32.4%	-	-	250,000	-	250,000	-

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.7%	71.25	2,428,000	2,178,000	250,000	1,033,541

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%	-	-	1,400,000	1,400,000	-	-

Residential:
50-70 W 93rd Street (327 units)	49.9%	94.8%	-	283,000	283,000	-	45,825

Independence Plaza, Tribeca (1,328 units)
-Residential	50.1%	94.7%	-	1,190,000	1,190,000	-
-Retail	50.1%	100.0%	72.05	50,000	50,000	-
				1,240,000	1,240,000	-	550,000

Total Residential		94.7%		1,523,000	1,523,000	-	595,825

Total New York		96.3%	$76.90	29,162,000	27,393,000	1,769,000	$9,045,636

Vornado's Ownership Interest		96.7%	$76.79	23,071,000	21,714,000	1,356,500	$6,165,482

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

(2)			Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $10.93 PSF.

(3)			75,000 square feet is leased from the office condo.

(4)			Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	86.1%	$43.74	2,320,000	2,320,000	-	$224,742	General Services Administration, Lockheed Martin,
								Conservation International, Smithsonian Institution,
								Natl. Consumer Coop. Bank, Council on Foundations,
								Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
								Food Marketing Institute, Finmeccanica

S. Clark Street / 12th Street - 5 buildings	100.0%	78.0%	41.40	1,538,000	1,538,000	-	59,449	General Services Administration,
								SAIC, Inc., Boeing, L-3 Communications,
								The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	80.0%	41.31	1,486,000	1,486,000	-	41,295	General Services Administration,
241-251 18th Street - 4 buildings								Alion Science & Technologies, Booz Allen,
								Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	92.2%	40.08	869,000	506,000	363,000	-	General Services Administration,
- 3 buildings								Lockheed Martin

2100 / 2200 Crystal Drive - 2 buildings	100.0%	100.0%	33.41	529,000	529,000	-	-	General Services Administration,
								Public Broadcasting Service

223 23rd Street / 2221 South Clark Street	100.0%	-	-	312,000	-	312,000	-	WeWork
- 2 buildings

2001 Jefferson Davis Highway	100.0%	63.5%	33.16	162,000	162,000	-	-	Institute for the Psychology Sciences, VT Aepco, Inc.,
								National Crime Prevention

Crystal City Shops at 2100	100.0%	96.0%	25.40	80,000	80,000	-	-	Various

Crystal Drive Retail	100.0%	100.0%	46.13	57,000	57,000	-	-	Various

Total Crystal City	100.0%	84.1%	41.04	7,353,000	6,678,000	675,000	325,486

Central Business District:
Universal Buildings	100.0%	98.5%	43.93	685,000	685,000	-	185,000	Family Health International, WeWork
1825-1875 Connecticut Avenue, NW
- 2 buildings

Warner Building - 1299 Pennsylvania	55.0%	72.7%	69.11	615,000	615,000	-	292,700	Baker Botts LLP, General Electric, Cooley LLP,
Avenue, NW								Facebook, Live Nation

2101 L Street, NW	100.0%	99.0%	64.84	380,000	380,000	-	149,584	Greenberg Traurig, LLP, US Green Building Council,
								American Insurance Association, RTKL Associates,
								Cassidy Turley

1750 Pennsylvania Avenue, NW	100.0%	93.2%	47.48	278,000	278,000	-	-	General Services Administration, UN Foundation, AOL

1150 17th Street, NW	100.0%	91.0%	44.88	241,000	241,000	-	28,728	American Enterprise Institute

Bowen Building - 875 15th Street, NW	100.0%	100.0%	66.41	231,000	231,000	-	115,022	Paul Hastings LLP, Millennium Challenge Corporation

1101 17th Street, NW	55.0%	94.4%	46.59	214,000	214,000	-	31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	88.0%	45.73	202,000	202,000	-	14,853	General Services Administration
(ground rent through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE

				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
1726 M Street, NW	100.0%		100.0%	$41.30	91,000	91,000	-		$-	Aptima, Inc., Nelnet Corporation

Waterfront Station	2.5%		-	-	1,058,000	-	1,058,000	*	-

1501 K Street, NW	5.0%		100.0%	66.21	380,000	380,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		90.4%	74.66	129,000	129,000	-		-	Bloomberg

Total Central Business District			93.3%	54.07	4,504,000	3,446,000	1,058,000		816,887

Skyline Properties:
Skyline Place - 7 buildings	100.0%		41.8%	34.56	2,130,000	2,130,000	-		560,996	General Services Administration, SAIC, Inc., Analytic Services,
										Northrop Grumman, Axiom Resource Management,
										Booz Allen, Intellidyne, Inc.

One Skyline Tower	100.0%		100.0%	33.10	518,000	518,000	-		139,087	General Services Administration

Total Skyline Properties	100.0%		53.2%	34.01	2,648,000	2,648,000	-		700,083

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		94.7%	43.37	638,000	638,000	-		36,675	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		76.3%	39.88	736,000	412,000	324,000		33,488	General Services Administration, Corporate Executive Board
										Nathan Associates, Inc.

Total Rosslyn / Ballston			90.5%	42.65	1,374,000	1,050,000	324,000		70,163

Reston:
Commerce Executive - 3 buildings	100.0%	`	81.5%	32.90	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		92.6%	32.14	216,000	216,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		86.2%	40.82	559,000	559,000	-		68,495	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		97.2%	41.23	821,000	821,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	41.68	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			97.7%	41.31	991,000	991,000	-		450,000

Total Washington, DC office properties			82.0%	$43.57	18,064,000	15,988,000	2,076,000		$2,431,114

Vornado's Ownership Interest			80.5%	$42.70	14,539,000	13,669,000	870,000		$1,797,796

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
Riverhouse - 3 buildings (1,670 units)	100.0%	97.0%	$-	1,802,000	1,802,000	-		$259,546

West End 25 (283 units)	100.0%	95.8%	-	273,000	273,000	-		101,671

220 20th Street (265 units)	100.0%	97.7%	-	269,000	269,000	-		71,700

Rosslyn Plaza - 2 buildings (196 units)	43.7%	97.5%	-	253,000	253,000	-		-

Total Residential		97.0%		2,597,000	2,597,000	-		432,917

Other:
Crystal City Hotel	100.0%	100.0%	-	266,000	266,000	-		-

Met Park / Warehouses - 1 building	100.0%	100.0%	-	129,000	106,000	23,000	*	-

The Bartlett - 1 building	100.0%	-	-	618,000	-	618,000		-	Whole Foods

Other - 3 buildings	100.0%	100.0%	-	11,000	9,000	2,000	*	-

Total Other		100.0%		1,024,000	381,000	643,000		-

Total Washington, DC		84.4%	$43.57	21,685,000	18,966,000	2,719,000		$2,864,031

Vornado's Ownership Interest		83.4%	$42.70	18,017,000	16,505,000	1,513,000		$2,230,713

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES:
STRIP SHOPPING CENTERS:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$39.39	663,000	33,000	287,000	343,000	$-		JCPenney, Costco (under development)
(ground leased through 2064)										Dick's Sporting Goods (under development)

East Brunswick	100.0%	100.0%	17.10	427,000	254,000	173,000	-	35,991	(3)	Lowe's, Kohl's, Dick's Sporting Goods, P.C. Richard & Son,
										T.J. Maxx, LA Fitness

North Bergen (Tonnelle Avenue)	100.0%	98.9%	25.63	410,000	204,000	206,000	-	75,000		Wal-Mart, BJ's Wholesale Club, PetSmart, Staples

East Hanover (200 - 240 Route 10 West)	100.0%	86.3%	19.45	343,000	337,000	6,000	-	37,552	(3)	The Home Depot, Dick's Sporting Goods, Marshalls

Bricktown	100.0%	92.3%	18.23	279,000	276,000	3,000	-	31,365	(3)	Kohl's , ShopRite, Marshalls

Union (Route 22 and Morris Avenue)	100.0%	99.4%	25.59	276,000	113,000	163,000	-	31,741	(3)	Lowe's, Toys "R" Us, Office Depot

Hackensack	100.0%	74.5%	23.44	275,000	269,000	6,000	-	39,810	(3)	The Home Depot, Staples, Petco

Totowa	100.0%	100.0%	19.28	271,000	177,000	94,000	-	24,317	(3)	The Home Depot, Bed Bath & Beyond,
										buy buy Baby, Marshalls, Staples

Cherry Hill	100.0%	97.3%	15.41	261,000	68,000	193,000	-	13,611	(3)	Wal-Mart, Toys "R" Us

Jersey City	100.0%	100.0%	21.79	236,000	66,000	170,000	-	19,906	(3)	Lowe's, P.C. Richard & Son

Union (2445 Springfield Avenue)	100.0%	100.0%	17.85	232,000	232,000	-	-	27,974	(3)	The Home Depot

Middletown	100.0%	94.9%	14.79	231,000	179,000	52,000	-	17,054	(3)	Kohl's, Stop & Shop

Woodbridge	100.0%	100.0%	22.42	226,000	86,000	140,000	-	20,282	(3)	Wal-Mart

Marlton	100.0%	100.0%	13.94	213,000	209,000	4,000	-	16,947	(3)	Kohl's (4), ShopRite, PetSmart

North Plainfield	100.0%	88.3%	17.62	212,000	60,000	152,000	-	-		Costco, The Tile Shop

Bergen Town Center - East, Paramus	100.0%	93.6%	38.04	211,000	44,000	167,000	-	-		Lowe's, REI

Manalapan	100.0%	100.0%	16.58	208,000	206,000	2,000	-	20,659	(3)	Best Buy, Bed Bath & Beyond, Babies "R" Us,
										Modell's Sporting Goods, PetSmart

East Rutherford	100.0%	100.0%	34.43	197,000	42,000	155,000	-	13,342	(3)	Lowe's

Garfield	100.0%	100.0%	21.47	195,000	46,000	149,000	-	-		Wal-Mart, Marshalls

Morris Plains	100.0%	95.9%	20.71	177,000	176,000	1,000	-	20,982	(3)	Kohl's, ShopRite (7)

Dover	100.0%	94.0%	11.84	173,000	167,000	6,000	-	12,912	(3)	ShopRite, T.J. Maxx

Lodi (Route 17 North)	100.0%	100.0%	11.92	171,000	171,000	-	-	11,136	(3)	National Wholesale Liquidators

Watchung	100.0%	96.6%	25.93	170,000	54,000	116,000	-	14,795	(3)	BJ's Wholesale Club

Lawnside	100.0%	100.0%	14.11	145,000	142,000	3,000	-	10,491	(3)	The Home Depot, PetSmart

Hazlet	100.0%	100.0%	2.64	123,000	123,000	-	-	-		Stop & Shop (7)

Kearny	100.0%	100.0%	16.31	104,000	91,000	13,000	-	-		Marshalls, LA Fitness (lease not commenced)

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			In Service			Under Development
	%	%	Annual Rent	Total		Owned by	Owned By		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		Company	Tenant (2)		for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Turnersville	100.0%	96.3%	$6.40	96,000		93,000	3,000		-	$-		Haynes Furniture

Lodi (Washington Street)	100.0%	94.1%	19.82	85,000		85,000	-		-	-		Blink Fitness, Aldi

Carlstadt (ground leased through 2050)	100.0%	100.0%	21.63	78,000		78,000	-		-	-		Stop & Shop

Paramus (ground leased through 2033)	100.0%	100.0%	42.23	63,000		63,000	-		-	-		24 Hour Fitness

North Bergen (Kennedy Boulevard)	100.0%	100.0%	26.76	62,000		6,000	56,000		-	5,003	(3)	Food Basics

South Plainfield (ground leased through 2039)	100.0%	85.9%	22.04	56,000		56,000	-		-	5,030	(3)	Staples, Party City

Englewood	100.0%	73.6%	20.16	41,000		41,000	-		-	11,630		New York Sports Club

Eatontown	100.0%	73.7%	29.09	30,000		30,000	-		-	-		Petco

East Hanover (280 Route 10 West)	100.0%	94.0%	35.20	26,000		26,000	-		-	4,465	(3)	REI

Montclair	100.0%	100.0%	23.34	18,000		18,000	-		-	2,582	(3)	Whole Foods Market

Total New Jersey				6,984,000		4,321,000	2,320,000		343,000	524,577

New York:
Poughkeepsie	100.0%	86.2%	9.12	516,000		516,000	-		-	-		Kmart, Burlington Coat Factory, ShopRite, Hobby Lobby,
												Christmas Tree Shops, Bob's Discount Furniture

Bronx (Bruckner Boulevard)	100.0%	90.4%	21.18	501,000		387,000	114,000		-	-		Kmart, Toys "R" Us, Marshalls, Old Navy, Gap

Buffalo (Amherst)	100.0%	100.0%	9.84	311,000		242,000	69,000		-	-		BJ's Wholesale Club, T.J. Maxx, Home Goods,
												Toys "R" Us, LA Fitness

Huntington	100.0%	97.9%	14.80	328,000	(5)	209,000	119,000	(5)	-	16,355	(3)	The Home Depot (5), Kmart, Marshalls, Old Navy, Petco

Rochester	100.0%	100.0%	-	205,000		-	205,000		-	4,304	(3)	Wal-Mart

Mt. Kisco	100.0%	100.0%	22.56	189,000		72,000	117,000		-	27,856		Target, A&P

Freeport (437 East Sunrise Highway)	100.0%	100.0%	18.61	173,000		173,000	-		-	20,982	(3)	The Home Depot, Staples

Rochester (Henrietta)	100.0%	96.2%	3.81	165,000		158,000	7,000		-	-		Kohl's
(ground leased through 2056)

Staten Island	100.0%	88.2%	23.73	165,000		165,000	-		-	17,000		Western Beef, Planet Fitness

Albany (Menands)	100.0%	74.0%	9.00	140,000		140,000	-		-	-		Bank of America

New Hyde Park (ground and building	100.0%	100.0%	18.73	101,000		101,000	-		-	-		Stop & Shop
leased through 2029)

Inwood	100.0%	76.9%	18.91	100,000		100,000	-		-	-		Stop & Shop

West Babylon	100.0%	80.1%	17.28	79,000		79,000	-		-	-		Best Market, Rite Aid

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			In Service			Under Development
	%	%	Annual Rent	Total		Owned by	Owned By		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		Company	Tenant (2)		for Lease		(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Bronx (1750-1780 Gun Hill Road)	100.0%	90.7%	$32.63	77,000		77,000	-		-		$-		Aldi, Planet Fitness

Queens	100.0%	83.5%	32.85	56,000		56,000	-		-		-		New York Sports Club, Devry

Commack	100.0%	100.0%	21.45	47,000		47,000	-		-		-		PetSmart, Ace Hardware
(ground and building leased through 2021)

Dewitt	100.0%	100.0%	20.46	46,000		46,000	-		-		-		Best Buy
(ground leased through 2041)

Freeport (240 West Sunrise Highway)	100.0%	100.0%	20.28	44,000		44,000	-		-		-		Bob's Discount Furniture
(ground and building leased through 2040)

Oceanside	100.0%	100.0%	27.83	16,000		16,000	-		-		-		Party City

Total New York				3,259,000		2,628,000	631,000		-		86,497

Pennsylvania:
Allentown	100.0%	90.3%	15.23	554,000	(5)	270,000	284,000	(5)	-		29,428	(3)	Wal-Mart (5), Burlington Coat Factory, Giant Food,
													Dick's Sporting Goods, T.J. Maxx, Petco

Wilkes-Barre (461 - 499 Mundy Street)	100.0%	91.7%	12.74	329,000	(5)	204,000	125,000	(5)	-		-		Target (5), Bob's Discount Furniture, Babies "R" Us,
													Ross Dress for Less, Marshalls, Petco

Lancaster	100.0%	82.1%	15.68	228,000		58,000	170,000		-		5,299	(3)	Lowe's, Sleepy's

Bensalem	100.0%	98.9%	11.57	185,000		177,000	8,000		-		14,606	(3)	Kohl's, Ross Dress for Less, Staples, Petco

Broomall	100.0%	100.0%	11.09	169,000		147,000	22,000		-		10,491	(3)	Giant Food (4), Planet Fitness, A.C. Moore, PetSmart

Bethlehem	100.0%	95.3%	7.30	167,000		164,000	3,000		-		5,487	(3)	Giant Food, Petco

York	100.0%	100.0%	9.49	111,000		111,000	-		-		5,111	(3)	Ashley Furniture, Tractor Supply Company, Petco, Aldi

Glenolden	100.0%	100.0%	25.84	102,000		10,000	92,000		-		6,725	(3)	Wal-Mart

Wilkes-Barre (645 Kidder Street)	100.0%	100.0%	6.53	81,000		41,000	-		40,000	*	-		Ollie's Bargain Outlet
(ground and building leased through 2014)

Wyomissing	100.0%	93.2%	15.56	76,000		76,000	-		-		-		LA Fitness, PetSmart
(ground and building leased through 2065)

Springfield	100.0%	100.0%	20.90	41,000		41,000	-		-		-		PetSmart
(ground and building leased through 2025)

Total Pennsylvania				2,043,000		1,299,000	704,000		40,000		77,147

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
California:
Colton (1904 North Rancho Avenue)	100.0%	100.0%	$4.44	73,000	73,000	-	-	$-		Stater Brothers

San Francisco (2675 Geary Street)	100.0%	100.0%	50.34	55,000	55,000	-	-	-		Best Buy
(ground and building leased through 2043)

Signal Hill	100.0%	100.0%	24.08	45,000	45,000	-	-	-		Best Buy

Vallejo	100.0%	100.0%	17.51	45,000	45,000	-	-	-		Best Buy
(ground leased through 2043)

Riverside (5571 Mission Boulevard)	100.0%	100.0%	4.97	39,000	39,000	-	-	-		Stater Brothers

Walnut Creek (1149 South Main Street)	100.0%	100.0%	45.11	29,000	29,000	-	-	-		Barnes & Noble

Walnut Creek (Mt. Diablo)	95.0%	100.0%	70.00	7,000	7,000	-	-	-		Anthropologie

Total California				293,000	293,000	-	-	-

Massachusetts:
Chicopee	100.0%	100.0%	-	224,000	-	224,000	-	8,151	(3)	Wal-Mart

Springfield	100.0%	97.8%	16.39	182,000	33,000	149,000	-	5,622	(3)	Wal-Mart

Milford	100.0%	100.0%	9.01	83,000	83,000	-	-	-		Kohl's
(ground and building leased through 2019)

Cambridge	100.0%	100.0%	21.83	48,000	48,000	-	-	-		PetSmart, Modell's Sporting Goods
(ground and building leased through 2033)

Total Massachusetts				537,000	164,000	373,000	-	13,773

Maryland:
Baltimore (Towson)	100.0%	100.0%	16.28	155,000	155,000	-	-	15,333	(3)	Shoppers Food Warehouse, h.h.gregg, Staples,
										Home Goods, Golf Galaxy

Annapolis	100.0%	100.0%	8.99	128,000	128,000	-	-	-		The Home Depot
(ground and building leased through 2042)

Glen Burnie	100.0%	90.5%	10.56	121,000	65,000	56,000	-	-		Gavigan's Home Furnishings, Pep Boys

Rockville	100.0%	98.1%	23.92	94,000	94,000	-	-	-		Regal Cinemas

Wheaton	100.0%	100.0%	14.94	66,000	66,000	-	-	-		Best Buy
(ground leased through 2060)

Total Maryland				564,000	508,000	56,000	-	15,333

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Connecticut:
Newington	100.0%	100.0%	$18.61	188,000	29,000	159,000	-	$11,029	(3)	Wal-Mart, Staples

Waterbury	100.0%	68.8%	16.58	148,000	143,000	5,000	-	13,719	(3)	ShopRite

Total Connecticut				336,000	172,000	164,000	-	24,748

Michigan:
Roseville	100.0%	100.0%	5.56	119,000	119,000	-	-	-		JCPenney

Battle Creek	100.0%	-	-	47,000	47,000	-	-	-

Midland (ground leased through 2043)	100.0%	84.4%	9.21	31,000	31,000	-	-	-		PetSmart

Total Michigan				197,000	197,000	-	-	-

Virginia:
Norfolk	100.0%	100.0%	6.44	114,000	114,000	-	-	-		BJ's Wholesale Club
(ground and building leased through 2069)

Tyson's Corner	100.0%	100.0%	39.13	38,000	38,000	-	-	-		Best Buy
(ground and building leased through 2035)

Total Virginia				152,000	152,000	-	-	-

Illinois:
Lansing	100.0%	100.0%	10.00	47,000	47,000	-	-	-		Forman Mills

Arlington Heights	100.0%	100.0%	9.00	46,000	46,000	-	-	-		Value City Furniture
(ground and building leased through 2043)

Chicago	100.0%	100.0%	8.95	41,000	41,000	-	-	-
(ground and building leased through 2051)

Total Illinois				134,000	134,000	-	-	-

Texas:
San Antonio	100.0%	100.0%	10.63	43,000	43,000	-	-	-		Best Buy
(ground and building leased through 2041)

Ohio:
Springdale	100.0%	-	-	47,000	47,000	-	-	-
(ground and building leased through 2016)

Tennessee:
Antioch	100.0%	100.0%	7.66	45,000	45,000	-	-	-		Best Buy (7)

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)	Major Tenants
RETAIL PROPERTIES (Continued):
South Carolina:
Charleston	100.0%	100.0%	$14.19	45,000	45,000	-	-	$-	Best Buy
(ground leased through 2063)

Wisconsin:
Fond Du Lac	100.0%	100.0%	7.83	43,000	43,000	-	-	-	PetSmart
(ground leased through 2073)

New Hampshire:
Salem	100.0%	100.0%	-	37,000	-	37,000	-	-	Babies "R" Us
(ground leased through 2102)

Kentucky:
Owensboro	100.0%	100.0%	7.66	32,000	32,000	-	-	-	Best Buy
(ground and building leased through 2046)

Iowa:
Dubuque	100.0%	100.0%	9.90	31,000	31,000	-	-	-	PetSmart
(ground leased through 2043)

Total Strip Shopping Centers		94.5%	$16.42	14,822,000	10,154,000	4,285,000	383,000	$742,075

Vornado's Ownership Interest		94.5%	$16.42	14,396,000	10,154,000	3,859,000	383,000	$742,075

REGIONAL MALLS:
Monmouth Mall, Eatontown, NJ	50.0%	92.5%	$35.57	(6)	1,463,000	(5)	851,000	612,000	(5)	-	$167,398	Macy's (5), JCPenney (5), Lord & Taylor, Boscov's,
												Loews Theatre, Barnes & Noble, Forever 21

Springfield Town Center, Springfield, VA	100.0%	100.0%	16.53	(6)	1,374,000	(5)	291,000	390,000	(5)	693,000	-	Macy's, JCPenney (5), Target (5)
												Dick's Sporting Goods (under development),
												Regal Cinema (under development),
												LA Fitness (under development),
												Hennes & Mauritz (under development),
												Forever 21 (under development)

Bergen Town Center - West, Paramus, NJ	100.0%	99.4%	43.68	(6)	952,000		921,000	31,000		-	300,000	Target, Century 21, Whole Foods Market, Marshalls,
												Nordstrom Rack, Saks Off 5th, Home Goods, Old Navy,
												Hennes & Mauritz, Neiman Marcus Last Call Studio,
												Bloomingdale's Outlet, Nike Factory Store

Montehiedra, Puerto Rico	100.0%	91.7%	36.04	(6)	542,000		542,000	-		-	120,000	The Home Depot, Kmart, Marshalls, Caribbean Theatres,
												Tiendas Capri, Nike Factory Store

Las Catalinas, Puerto Rico	100.0%	91.9%	55.59	(6)	494,000	(5)	355,000	139,000	(5)	-	130,000	Kmart, Sears (5)

Total Regional Malls		95.1%	$41.34		4,825,000		2,960,000	1,172,000		693,000	$717,398

Vornado's Ownership Interest		95.5%	$42.66		3,337,000		2,535,000	109,000		693,000	$633,699

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)	Major Tenants

Total Retail Properties		94.6%		19,647,000	13,114,000	5,457,000	1,076,000	$1,459,473

Vornado's Ownership Interest		94.6%		17,733,000	12,689,000	3,968,000	1,076,000	$1,375,774

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

(2) Owned by tenant on land leased from the company.

(3) These encumbrances are cross-collateralized under a blanket mortgage in the amount of $610,589 as of September 30, 2014.

(4) The lease for these former Bradlees locations is guaranteed by Stop & Shop.

(5) Includes square footage of anchors who own the land and building.

(6) Weighted Average Annual Rent PSF shown is for in-line tenants only.

(7) The tenant has ceased operations at these locations but continues to pay rent.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
555 CALIFORNIA STREET:
555 California Street	70.0%	97.0%	$63.35	1,504,000	1,504,000	-	$600,000	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP (lease not commenced)

315 Montgomery Street	70.0%	94.0%	48.53	231,000	231,000	-	-	Bank of America, Regus (lease not commenced)

345 Montgomery Street	70.0%	100.0%	96.83	64,000	64,000	-	-	Bank of America

Total 555 California Street		96.8%	$62.64	1,799,000	1,799,000	-	$600,000

Vornado's Ownership Interest		96.8%	$62.64	1,259,000	1,259,000	-	$420,000

The MART:
Illinois:
The Mart, Chicago	100.0%	96.6%	$35.11	3,567,000	3,567,000	-	$550,000	American Intercontinental University (AIU), Steelcase,
								Baker, Knapp & Tubbs, Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Chicago Teachers Union, Publicis Groupe,
								Office of the Special Deputy Receiver, Holly Hunt Ltd.,
								Razorfish, 1871, The Mart Headquarters,
								Chicago School of Professional Psychology,
								Yelp Inc. (lease not commenced), Paypal, Inc.

Other	50.0%	100.0%	31.78	19,000	19,000	-	22,929

Total Illinois		96.7%	35.10	3,586,000	3,586,000	-	572,929

Total The Mart		96.7%	$35.10	3,586,000	3,586,000	-	$572,929

Vornado's Ownership Interest		96.7%	$35.10	3,577,000	3,577,000	-	$561,464

WAREHOUSES:
NEW JERSEY
East Hanover - 5 Buildings	100.0%	45.6%	$4.37	942,000	942,000	-	$-	Foremost Groups Inc., Fidelity Paper & Supply Inc.,
								Consolidated Simon Distributors Inc., Givaudan Flavors Corp.,
								Meyer Distributing Inc.

Total Warehouses		45.6%	$4.37	942,000	942,000	-	$-

Vornado's Ownership Interest		45.6%	$4.37	942,000	942,000	-	$-

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

REAL ESTATE FUND
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	Fund	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership %	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	100.0%	$134.47	95,000	95,000	-		Sephora, Bank of America
- Residential	100.0%	100.0%	-	51,000	51,000	-
	100.0%	100.0%	-	146,000	146,000	-	$146,000

11 East 68th Street Retail	100.0%	100.0%	750.29	11,000	8,000	3,000	-	Belstaff, Kent & Curwen

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	38.2%	100.0%	348.52	14,000	14,000	-		Hershey
- Office	38.2%	100.0%	37.85	220,000	220,000	-		American Management Association
	38.2%	100.0%	56.44	234,000	234,000	-	250,450

501 Broadway	100.0%	100.0%	232.43	9,000	9,000	-	20,000	Capital One

Santa Monica, CA:
								Premier Office Centers LLC, Diversified Mercury Comm,
520 Broadway	100.0%	73.2%	51.92	112,000	112,000	-	30,000	Microsoft Corporation

Culver City, CA:
								Meredith Corp., West Publishing Corp., Symantec Corp.,
800 Corporate Pointe	100.0%	57.0%	33.98	243,000	243,000	-	60,094	Syska Hennessy Group, X Prize Foundation

Miami, FL:
1100 Lincoln Road	100.0%	99.6%	104.46	127,000	127,000	-	66,000	Regal Cinema, Anthropologie, Banana Republic

Total Real Estate Fund	83.6%	81.7%		882,000	879,000	3,000	$572,544

Vornado's Ownership Interest	20.9%	81.7%		184,000	183,000	1,000	$104,441

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.